                                                                   Exhibit 99.58

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1

                                   TERM SHEET
                               JANUARY [20], 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1
                         $[1,791,661,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                   EXPECTED   STATED
                                                  WAL (YRS)   PAYMENT WINDOW                        FINAL     FINAL       EXPECTED
                  APPROX                          (CALL(4)/     (CALL(4)/     PAYMENT   INTEREST   MATURITY  MATURITY     RATINGS
   CLASS         SIZE ($)          COUPON         MATURITY)     MATURITY)      DELAY    ACCRUAL       (4)      (5)     (MOODY'S/S&P)
   -----         --------          ------         ---------     ---------      -----    -------       ---      ---     -------------
CLASS A-1A      837,359,000                          Information Not Provided Hereby                                      Aaa/AAA
CLASS A-1B       93,040,000  LIBOR + [ ] (1),(2)  2.12/2.32   1 - 79/1 - 175     0     Actual/360  Aug-2011  Sep-2035     Aaa/AAA
CLASS A-2A      336,604,000  LIBOR + [ ] (1),(2)  1.00/1.00   1 - 23/1 - 23      0     Actual/360  Aug-2011  Sep-2035     Aaa/AAA
CLASS A-2B      165,216,000  LIBOR + [ ] (1),(2)  3.00/3.00  23 - 67/23 - 67     0     Actual/360  Dec-2006  Sep-2035     Aaa/AAA
CLASS A-2C       62,996,000  LIBOR + [ ] (1),(2)  6.43/8.72  67 - 79/67 - 182    0     Actual/360  Aug-2010  Sep-2035     Aaa/AAA
CLASS M-1       116,726,000  LIBOR + [ ] (1),(3)  4.71/5.24  43 - 79/43 - 158    0     Actual/360  Aug-2011  Sep-2035     Aa2/AA
CLASS M-2        32,424,000  LIBOR + [ ] (1),(3)  4.58/5.08  42 - 79/42 - 142    0     Actual/360  Aug-2011  Sep-2035     Aa3/AA
CLASS M-3        59,289,000  LIBOR + [ ] (1),(3)  4.53/4.98  40 - 79/40 - 136    0     Actual/360  Aug-2011  Sep-2035      A2/A+
CLASS M-4        25,939,000  LIBOR + [ ] (1),(3)  4.48/4.89  39 - 79/39 - 123    0     Actual/360  Aug-2011  Sep-2035      A3/A
CLASS B-1        22,233,000  LIBOR + [ ] (1),(3)  4.47/4.83  39 - 79/39 - 116    0     Actual/360  Aug-2011  Sep-2035     Baa1/A-
CLASS B-2        16,675,000  LIBOR + [ ] (1),(3)  4.45/4.75  38 - 79/38 - 108    0     Actual/360  Aug-2011  Sep-2035    Baa2/BBB+
CLASS B-3        13,896,000  LIBOR + [ ] (1),(3)  4.44/4.68  38 - 79/38 - 101    0     Actual/360  Aug-2011  Sep-2035    Baa3/BBB
CLASS B-4         9,264,000  LIBOR + [ ] (1),(3)  4.44/4.62  38 - 79/38 - 94     0     Actual/360  Aug-2011  Sep-2035    Ba1/BBB-
CLASS B-5(6)     18,528,000  LIBOR + [ ] (1),(3)  4.42/4.48  37 - 79/37 - 89     0     Actual/360  Aug-2011  Sep-2035     Ba2/BB+
CLASS B-6(6)     15,748,000  LIBOR + [ ] (1),(3)  4.19/4.19  37 - 76/37 - 76     0     Actual/360  May-2011  Sep-2035     NR/BB+
TOTAL:        1,825,937,000

1)    Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

6) The Class B-5 and Class B-6 Certificates will be privately placed. All information presented herein with respect to the Class B-5 and Class B-6 Certificates is solely to assist your understanding of the Offered Certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1


                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                         212-449-3659      scott_soltas@ml.com
Vince Mora                           212-449-1437      vince_morajr@ml.com
Charles Sorrentino                   212-449-3659      charles_sorrentino@ml.com
Edgar Seah                           212-449-3659      edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                          212-449-0752      matthew_whalen@ml.com
Paul Park                            212-449-6380      paul_park@ml.com
Tom Saywell                          212-449-2122      tom_saywell@ml.com
Alan Chan                            212-449-8140      alan_chan@ml.com
Fred Hubert                          212-449-5071      fred_hubert@ml.com
Alice Chu                            212-449-1701      alice_chu@ml.com
Sonia Lee                            212-449-5067      sonia_lee@ml.com
Oleg Saitskiy                        212-449-1901      oleg_saitskiy@ml.com
Keith Singletary                     212-449-9431      keith_singletary@ml.com
Calvin Look                          212-449-5029      calvin_look@ml.com

MOODY'S
Wen Zhang                            212-553-7710      wen_zhang@moodys.com

STANDARD & POOR'S
Amanda Hopkins                       212-438-2465      amanda_hopkins@sandp.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1


TITLE OF CERTIFICATES         Merrill Lynch Mortgage Investors, Inc., Mortgage
                              Loan Asset-Backed Certificates Series 2005-WMC1,
                              consisting of:

                              Class A-1A and Class A-1B Certificates (the "Class
                              A-1 Certificates"),

                              Class A-2A, Class A-2B and Class A-2C Certificates
                              (collectively, the "Class A-2 Certificates", and together with the Class A-1 Certificates, the Class A Certificates"),

                              Class M-1, Class M-2, Class M-3 and Class M-4
                              Certificates (collectively, the "Class M
                              Certificates"), and

                              Class B-1, Class B-2, Class B-3, Class B-4, Class
                              B-5 and Class B-6 Certificates (collectively, the
                              "Class B Certificates")

                              The Class A Certificates, the Class M Certificates and the Class B Certificates (other than the Class
                              B-5 and Class B-6 Certificates) are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

LEAD MANAGER                  Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER                    [TBD]

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                    WMC Mortgage Corp.

SERVICER                      Wilshire Credit Corporation

MASTER SERVICER               Wells Fargo Bank, N.A.

TRUSTEE                       HSBC Bank USA, N.A.

CUT-OFF DATE                  January 1, 2005

PRICING DATE                  On or about January [21], 2005

CLOSING DATE                  On or about January [27], 2005

DISTRIBUTION DATES            Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each
                              month or, if such day is not a business day, on
                              the first business day thereafter, commencing in
                              February 2005.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as
                              of the Closing Date. However, investors should
                              consult with their counsel with respect to the
                              consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership
                              of such Offered Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute
                              "mortgage-related securities" for the purposes of
                              SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools,
                              with respect to which elections will be made to
                              treat each as a "real estate mortgage investment
                              conduit" ("REMIC").

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1

OPTIONAL TERMINATION          The Trustee will be required to effect an auction
                              of the assets of the Trust Fund when the aggregate
                              stated principal balance of the Mortgage Loans is
                              less than or equal to 10% of the aggregate stated
                              principal balance of the Mortgage Loans as of the
                              Cut-Off Date. The auction will be effected via a
                              solicitation of bids from at least three bidders.
                              Any such auction will result in the termination of
                              the Trust Fund only if the highest bid received is
                              at least equal to the sum of (i) the aggregate
                              outstanding principal balance of the Certificates,
                              plus accrued interest on the Certificates, (ii)
                              any unreimbursed out-of-pocket costs and expenses
                              and the principal portion of Advances, in each
                              case previously incurred by the Servicer in the
                              performance of its servicing obligations, (iii)
                              certain amounts described in the Prospectus
                              Supplement, and (iv) the costs incurred by the
                              Trustee in connection with such auction.

MORTGAGE LOANS                Fixed rate and adjustable rate, first and second
                              lien, sub-prime Mortgage Loans having an aggregate
                              stated principal balance as of the Cut-Off Date of
                              approximately $1,852,807,586 originated by WMC.

                              The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from WMC Mortgage Corp. and will be serviced by HomEq Servicing Corporation.
                              The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property
                              (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or
                              $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or
                              $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or
                              $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE               Approximately [$1,791,661,000]

ADMINISTRATIVE FEES           The Servicer will be paid fees aggregating 52 bps
                              per annum (payable monthly) on the stated
                              principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS           1.   Excess interest
                              2.   Over-Collateralization
                              3.   Subordination

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance
                              of the Mortgage Loans over the aggregate principal
                              balance of the Certificates. On the Closing Date,
                              the over-collateralization amount will equal
                              approximately [1.45]% of the aggregate principal
                              balance of the Mortgage Loans. To the extent that
                              over-collateralization amount is reduced below the
                              over-collateralization target amount (i.e.,
                              [1.45]% of the aggregate principal balance of the
                              Mortgage Loans as of the Closing Date), excess
                              cashflow will be directed to build O/C until the
                              over-collateralization target amount is restored.

                              Initial: Approximately [1.45]% of original balance

                              Target: [1.45]% of original balance before stepdown, [2.90]% of current balance after stepdown

                              Floor: 0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)


SUBORDINATION(1):              CLASSES       RATING (M/S)      SUBORDINATION
                               -------       ------------      -------------
                               Class A          Aaa/AAA           19.30%
                              Class M-1         Aa2/AA            13.00%
                              Class M-2         Aa3/AA            11.25%
                              Class M-3          A2/A+             8.05%
                              Class M-4          A3/A              6.65%
                              Class B-1         Baa1/A-            5.45%
                              Class B-2        Baa2/BBB+           4.55%
                              Class B-3        Baa3/BBB            3.80%
                              Class B-4        Ba1/BBB-            3.30%
                              Class B-5         Ba2/BB+            2.30%
                              Class B-6         NR/BB+             1.45%


1 The subordination includes the initial over-collateralization level of approximately 1.45%.


CLASS SIZES:                   CLASSES       RATING (M/S)      CLASS SIZES
                               -------       ------------      -----------
                               Class A          Aaa/AAA          80.70%
                              Class M-1         Aa2/AA            6.30%
                              Class M-2         Aa3/AA            1.75%
                              Class M-3          A2/A+            3.20%
                              Class M-4          A3/A             1.40%
                              Class B-1         Baa1/A-           1.20%
                              Class B-2        Baa2/BBB+          0.90%
                              Class B-3        Baa3/BBB           0.75%
                              Class B-4        Ba1/BBB-           0.50%
                              Class B-5         Ba2/BB+           1.00%
                              Class B-6         NR/BB+            0.85%

INTEREST ACCRUAL              For the Offered Certificates and the Class B-5 and
                              Class B-6 Certificates, interest will initially
                              accrue from the Closing Date to (but excluding)
                              the first Distribution Date, and thereafter, from
                              the prior Distribution Date to (but excluding) the
                              current Distribution Date.

COUPON STEP UP                If the 10% optional termination does not occur on
                              the first distribution date on which it is
                              possible, (i) the margin on each of the Class A
                              Certificates will increase to 2x its respective
                              margin, and (ii) the margin on each of the Class M
                              and Class B Certificates will increase to 1.5x its
                              respective margin.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1


AVAILABLE FUNDS CAP           The pass-through rates of the Offered Certificates
                              and the Class B-5 and Class B-6 Certificates on
                              each Distribution Date will be subject to the
                              "Available Funds Cap" which is a per annum rate
                              equal to 12 times the quotient of (x) the total
                              scheduled interest on the mortgage loans based on
                              the net mortgage rates in effect on the related
                              due date, divided by (y) the aggregate principal
                              balance of the Certificates as of the first day of
                              the applicable accrual period multiplied by 30 and
                              divided by the actual number of days in the
                              related accrual period. Reimbursement for
                              shortfalls arising as a result of the application
                              of the Available Funds Cap will be paid only on a
                              subordinated basis. "Net Mortgage Rate" means,
                              with respect to any mortgage loan the mortgage
                              rate less the administrative fees.

CAP CONTRACT                  The trust fund will own a one-month LIBOR cap
                              contract purchased for the benefit of the
                              Certificates. The trust fund will receive a
                              payment under the cap contract with respect to any
                              Distribution Date on which one-month LIBOR
                              (subject to a cap equal to [9.630%] per annum)
                              exceeds the lower collar with respect to such
                              Distribution Date shown in the table appearing on
                              page 50. Payments received on the cap contract
                              will be available to pay interest to the holders
                              of the Offered Certificates and the Class B-5 and
                              Class B-6 Certificates, up to the amount of
                              interest shortfalls on such certificates to the
                              extent attributable to rates in excess of the
                              Available Funds Cap, as described herein (except
                              to the extent attributable to the fact that
                              Realized Losses are not allocated to the Class A
                              Certificates after the Subordinate Certificates
                              have been written down to zero).

MAXIMUM RATE CAP              The pass-through rates of the Offered Certificates
                              and the Class B-5 and Class B-6 Certificates will
                              also be subject to the "Maximum Rate Cap". For the
                              Offered Certificates and the Class B-5 and Class
                              B-6 Certificates, the Maximum Rate Cap is a per
                              annum rate equal to, on each distribution date,
                              the product of (i) 12 times the quotient obtained
                              by dividing (x) the aggregate scheduled interest
                              that would have been due on the Mortgage Loans
                              during the related due period had the adjustable
                              rate Mortgage Loans provided for interest at their
                              net maximum lifetime mortgage rates and at the net
                              mortgage rates on the fixed rate Mortgage Loans by
                              (y) the aggregate stated principal balance of the
                              Mortgage Loans as of the preceding Distribution
                              Date and (ii) a fraction, the numerator of which
                              is 30 and the denominator of which is the actual
                              number of days in the related accrual period. Any
                              interest shortfall due to the Maximum Rate Cap
                              will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL REIMBURSEMENT       If on any Distribution Date the pass-through rate
                              is limited by the Available Funds Cap, the amount
                              of such interest that would have been distributed
                              if the pass-through rate had not been so limited
                              by the Available Funds Cap, up to but not
                              exceeding the greater of (i) the Maximum Rate Cap
                              and (ii) the lesser of (A) One Month LIBOR and (B)
                              [9.630]% per annum (which is the rate shown under
                              the heading, "1ML Strike, Upper Collar" in the
                              table entitled "One Month LIBOR Cap Table" shown
                              on page 50), and the aggregate of such shortfalls
                              from previous Distribution Dates together with
                              accrued interest at the pass-through rate will be
                              carried over to the next Distribution Date until
                              paid (herein referred to as "Carryover"). Such
                              reimbursement will be paid only on a subordinated
                              basis. No such Carryover with respect to a Class
                              will be paid to such Class once the Certificate
                              principal balance thereof has been reduced to
                              zero.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1


CASHFLOW PRIORITY             1. Administrative Fees.

                              2. Available interest funds, as follows: monthly
                                 interest, including any unpaid monthly interest from prior months, concurrently, to the Class A
                                 Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3
                                 Certificates, then to the Class M-4
                                 Certificates, then to the Class B-1
                                 Certificates, then to the Class B-2
                                 Certificates, then to the Class B-3
                                 Certificates, then to the Class B-4
                                 Certificates, then to the Class B-5
                                 Certificates, and then to the Class B-6
                                 Certificates.

                              3. Available principal funds, as follows: monthly
                                 principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1
                                 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class B-1
                                 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, then monthly principal to the Class B-5
                                 Certificates, and then monthly principal to the Class B-6 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                              4. Excess interest in the order as described under
                                 "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              5. Excess interest to pay subordinate principal
                                 shortfalls.

                              6. Excess interest to pay Carryover resulting from
                                 imposition of the Available Funds Cap.

                              7. Any remaining amount will be paid in accordance
                                 with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates and the Class B-5 and Class B-6 Certificates.

                              Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2005-WMC1

PRINCIPAL PAYDOWN


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially.

      Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2005-WMC1


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates, eighth to the Class B-3 Certificates, ninth to the Class B-4, tenth to the Class B-5 Certificates and eleventh to the Class B-6 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:


CLASS A                                                         38.60%*
CLASS M-1                                                       26.00%*
CLASS M-2                                                       22.50%*
CLASS M-3                                                       16.10%*
CLASS M-4                                                       13.30%*
CLASS B-1                                                       10.90%*
CLASS B-2                                                       9.10%*
CLASS B-3                                                       7.60%*
CLASS B-4                                                       6.60%*
CLASS B-5                                                       4.60%*
CLASS B-6                                                       2.90%*

*includes overcollateralization



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2005-WMC1



THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the February 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Stepdown Loss Trigger Event does not exist.

SUBORDINATE       The first Distribution Date on which the Required Percentage
CLASS PRINCIPAL   (i.e., the sum of the outstanding principal balance of the
DISTRIBUTION      subordinate Certificates and the O/C amount divided by the
DATE              aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including
                  O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.
                  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                  [38.60%]
                  or
                  ([17.85%]+[1.45%])*2

STEPDOWN LOSS     The situation that exists with respect to any Distribution
TRIGGER EVENT     Date after the Stepdown Date, if (a) the quotient of (1) the
<PRELIMINARY AND  aggregate Stated Principal Balance of all Mortgage Loans 60 or
SUBJECT TO        more days delinquent, measured on a rolling three month basis
REVISION>         (including Mortgage Loans in foreclosure and REO Properties)
                  and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [41]% and (ii) the Required
                  Percentage or (b) the quotient (expressed as a percentage)of
                  (1) the aggregate Realized Losses incurred from the Cut-off
                  Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required
                  Loss Percentage shown below.


                  DISTRIBUTION DATE OCCURRING         REQUIRED LOSS PERCENTAGE
                  ---------------------------         ------------------------
                  February 2008 - January 2009        [3.50]% with respect to
                                                      February 2008, plus an
                                                      additional 1/12th of
                                                      [1.25]% for each month
                                                      thereafter

                  February 2009 - January 2010        [4.75]% with respect to
                                                      February 2009, plus an
                                                      additional 1/12th of
                                                      [0.75]% for each month
                                                      thereafter

                  February 2010 - January 2011        [5.50]% with respect to
                                                      February 2010, plus an
                                                      additional 1/12th of
                                                      [0.35]% for each month
                                                      thereafter

                  February 2011 and thereafter        [5.85]%

CLASS A-1         A Class A-1 Trigger Event is identical to a Step Down Loss
TRIGGER EVENT     Trigger Event provided that during the period from February
                  2005 - January 2008 a Required Loss Percentage of [3.50]% shall be in effect.

                            <PRELIMINARY AND SUBJECT TO REVISION>

PROSPECTUS        The Offered Certificates will be offered pursuant to a
                  Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                  Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN     The following tables describe the mortgage loans and the
TABLES            related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.





RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2005-WMC1
                            TOTAL COLLATERAL SUMMARY


Aggregate Outstanding Principal Balance          $1,852,807,586
Aggregate Original Principal Balance             $1,862,227,019
Number of Mortgage Loans                             10,434


                                   MINIMUM      MAXIMUM      AVERAGE (1)
                                   -------      -------      -----------
Original Principal Balance         $11,418     $919,200       $178,477
Outstanding Principal Balance       $481       $908,784       $177,574

                                  MINIMUM        MAXIMUM        WEIGHTED AVERAGE (2)
                                  -------        -------        --------------------
Original Term (mos)                 120            360                  343
Stated remaining Term (mos)         112            356                  337
Loan Age (mos)                       4             13                    6
Current Interest Rate             4.375%         13.750%               6.989%
Initial Interest Rate Cap(4)      0.740%         6.750%                2.070%
Periodic Rate Cap(4)              0.500%         2.000%                1.005%
Gross Margin(4)                   1.000%         9.750%                6.012%
Maximum Mortgage Rate(4)          10.500%        21.375%              13.150%
Minimum Mortgage Rate(4)          4.375%         10.500%               6.648%
Months to Roll(4)                    1             55                    22
Original Loan-to-Value            13.55%         100.00%               82.07%
Credit Score (3)                    500            806                  644


                                EARLIEST                   LATEST
                                --------                   ------
Maturity Date                 05/01/2014                 09/01/2034

LIEN POSITION                           PERCENT OF MORTGAGE POOL
-------------                           ------------------------
1st Lien                                                    91.47%
2nd Lien                                                     8.53%

OCCUPANCY                               PERCENT OF MORTGAGE POOL
---------                               ------------------------
Primary                                                     94.62%
Second Home                                                  1.79%
Investment                                                   3.59%

LOAN TYPE                               PERCENT OF MORTGAGE POOL
---------                               ------------------------
Fixed Rate                                                  25.94%
ARM                                                         74.06%

AMORTIZATION TYPE                       PERCENT OF MORTGAGE POOL
-----------------                       ------------------------
Fully Amortizing                                            74.41%
Interest Only                                               17.30%
Balloon                                                      8.29%

YEAR OF ORIGINATION                     PERCENT OF MORTGAGE POOL
-------------------                     ------------------------
2003                                                       0.04%
2004                                                      99.96%

LOAN PURPOSE                            PERCENT OF MORTGAGE POOL
------------                            ------------------------
Purchase                                                  48.10%
Refinance - Rate/Term                                     14.76%
Refinance - Cashout                                       37.14%

PROPERTY TYPE                           PERCENT OF MORTGAGE POOL
-------------                           ------------------------
Single Family                                             70.84%
Townhouse                                                  0.01%
Condominium                                                8.85%
Two- to Four-Family                                        6.41%
Manufactured Housing                                       0.53%
Planned Unit Development                                  13.36%



(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2005-WMC1
                            TOTAL COLLATERAL SUMMARY


MORTGAGE RATES

                      NUMBER        AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                        OF          PRINCIPAL     PERCENT OF     WEIGHTED       AVERAGE     PRINCIPAL      AVERAGE      FULL OR
RANGE OF             MORTGAGE        BALANCE       MORTGAGE       AVERAGE       CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
MORTGAGE RATES         LOANS       OUTSTANDING       POOL         COUPON         SCORE     OUTSTANDING       LTV          DOC
--------------         -----       -----------       ----         ------         -----     -----------       ---          ---
5.500% or less               433    $129,448,176        6.99%         5.298%      688          $298,957       78.13%       70.46%

5.501% to 6.000%           1,173     303,131,679        16.36          5.864      666           258,424        78.66        62.66

6.001% to 6.500%           1,639     399,783,220        21.58          6.334      651           243,919        79.43        55.95

6.501% to 7.000%           1,817     413,423,341        22.31          6.820      638           227,531        81.02        47.99

7.001% to 7.500%           1,025     199,963,889        10.79          7.308      625           195,087        82.09        50.68

7.501% to 8.000%             790     139,874,684         7.55          7.810      608           177,057        83.25        54.93

8.001% to 8.500%             531      71,015,183         3.83          8.334      613           133,739        85.64        61.69

8.501% to 9.000%             476      48,831,852         2.64          8.822      610           102,588        88.71        68.18

9.001% to 9.500%             361      25,642,783         1.38          9.386      630            71,033        94.08        70.24

9.501% to 10.000%            513      33,295,961         1.80          9.872      658            64,904        96.29        40.75

10.001% to 10.500%           330      18,897,898         1.02         10.414      647            57,266        98.63        36.31

10.501% to 11.000%           670      41,669,271         2.25         10.861      648            62,193        99.14        38.86

11.001% to 11.500%           136       5,346,691         0.29         11.321      649            39,314        98.86        43.27

11.501% to 12.000%           191       9,016,812         0.49         11.947      650            47,208        99.00        38.04

12.001% to 12.500%           119       5,062,855         0.27         12.325      660            42,545        99.79        31.85

12.501% to 13.000%           225       8,163,586         0.44         12.854      631            36,283        99.24        44.26

13.001% to 13.500%             3         164,388         0.01         13.216      651            54,796       100.00        51.64

13.501% to 14.000%             2          75,317         0.00         13.750      676            37,659       100.00         0.00

TOTAL:                    10,434  $1,852,807,586      100.00%         6.989%      644          $177,574       82.07%       55.28%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.375% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.989% per annum.


REMAINING MONTHS TO STATED MATURITY

                           NUMBER        AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                             OF          PRINCIPAL    PERCENT OF    WEIGHTED       AVERAGE     PRINCIPAL      AVERAGE      FULL OR
RANGE OF                  MORTGAGE        BALANCE      MORTGAGE      AVERAGE       CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
REMAINING TERMS (MONTHS)    LOANS       OUTSTANDING      POOL        COUPON         SCORE     OUTSTANDING       LTV          DOC
------------------------    -----       -----------      ----        ------         -----     -----------       ---          ---
109 to 120                        2        $404,276       0.02%        7.287%      662          $202,138       92.33%      100.00%

169 to 180                    2,925     175,831,131        9.49         9.985      662            60,113        96.16        48.05

229 to 240                       28       3,284,312        0.18         6.852      644           117,297        71.14        68.49

289 to 300                        1          90,903        0.00         7.250      589            90,903        58.72       100.00

337 to 348                        3         675,479        0.04         6.848      569           225,160        85.29         0.00

349 to 360                    7,475   1,672,521,486       90.27         6.674      642           223,749        80.61        56.02

TOTAL:                       10,434  $1,852,807,586     100.00%        6.989%      644          $177,574       82.07%       55.28%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 112 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 337 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2005-WMC1
                            TOTAL COLLATERAL SUMMARY


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER        AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                               OF          PRINCIPAL    PERCENT OF    WEIGHTED      AVERAGE    PRINCIPAL      AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE        BALANCE      MORTGAGE      AVERAGE      CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
LOAN PRINCIPAL BALANCES       LOANS       OUTSTANDING      POOL        COUPON        SCORE    OUTSTANDING       LTV          DOC
-----------------------       -----       -----------      ----        ------        -----    -----------       ---          ---
$50,000 or less                 1,539     $51,509,371       2.78%       10.472%     653          $33,469       97.11%       55.15%

$50,001 to $100,000             2,123     156,203,052        8.43         8.822     645           73,577        89.35        60.22

$100,001 to $150,000            1,759     219,453,373       11.84         7.416     633          124,760        82.35        64.10

$150,001 to $200,000            1,373     239,986,614       12.95         6.863     634          174,790        79.38        56.97

$200,001 to $250,000            1,018     227,656,790       12.29         6.671     640          223,631        80.25        54.38

$250,001 to $300,000              849     232,194,508       12.53         6.583     642          273,492        80.59        52.47

$300,001 to $350,000              592     191,617,156       10.34         6.545     650          323,678        81.91        49.49

$350,001 to $400,000              457     169,483,071        9.15         6.504     650          370,860        81.87        56.74

$400,001 to $450,000              239     101,430,334        5.47         6.502     650          424,395        81.72        48.66

$450,001 to $500,000              212     101,213,395        5.46         6.568     653          477,422        80.26        47.20

$500,001 to $550,000              102      53,387,410        2.88         6.316     656          523,406        82.14        54.83

$550,001 to $600,000               77      44,153,440        2.38         6.421     649          573,421        80.74        58.62

$600,001 to $650,000               41      25,762,684        1.39         6.400     665          628,358        78.57        41.60

$650,001 to $700,000               17      11,503,617        0.62         6.159     691          676,683        82.27        70.34

$700,001 to $750,000               24      17,534,537        0.95         6.360     658          730,606        77.28        62.19

$750,001 to $800,000                7       5,453,488        0.29         6.270     635          779,070        76.37        71.50

$800,001 to $850,000                2       1,635,492        0.09         6.746     639          817,746        77.97         0.00

$850,001 to $900,000                2       1,720,470        0.09         6.119     644          860,235        70.00        49.42

$900,001 to $950,000                1         908,784        0.05         5.250     701          908,784        80.00       100.00

TOTAL:                         10,434  $1,852,807,586     100.00%        6.989%     644         $177,574       82.07%       55.28%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $481 to approximately $908,784 and the average outstanding principal balance of the Mortgage Loans was approximately $177,574.

PRODUCT TYPES

                      NUMBER        AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                        OF          PRINCIPAL     PERCENT OF     WEIGHTED       AVERAGE     PRINCIPAL      AVERAGE      FULL OR
                     MORTGAGE        BALANCE       MORTGAGE       AVERAGE       CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
PRODUCT TYPES          LOANS       OUTSTANDING       POOL         COUPON         SCORE     OUTSTANDING       LTV          DOC
-------------          -----       -----------       ----         ------         -----     -----------       ---          ---
10 Year Fixed Loans            2        $404,276        0.02%         7.287%      662          $202,138       92.33%      100.00%

15 Year Fixed Loans          223      22,371,757         1.21          7.552      641           100,322        74.24        51.18

20 Year Fixed Loans           27       3,177,063         0.17          6.851      646           117,669        70.89        67.42

25 Year Fixed Loans            1          90,903         0.00          7.250      589            90,903        58.72       100.00

30 Year Fixed Loans        1,477     301,051,091        16.25          6.782      649           203,826        77.70        64.43

6 Month LIBOR Loans            9       2,141,601         0.12          7.102      654           237,956        85.27        18.11

2/28 LIBOR Loans           5,283   1,195,489,271        64.52          6.691      639           226,290        81.41        53.52

3/27 LIBOR Loans             325      68,750,633         3.71          6.657      636           211,540        80.85        50.98

5/25 LIBOR Loans             384     105,764,369         5.71          6.175      664           275,428        79.59        64.02

Balloon Loans              2,703     153,566,623         8.29         10.338      665            56,813        99.34        47.63

TOTAL:                    10,434  $1,852,807,586      100.00%         6.989%      644          $177,574       82.07%       55.28%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2005-WMC1
                            TOTAL COLLATERAL SUMMARY


ADJUSTMENT TYPE

                  NUMBER        AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                    OF          PRINCIPAL     PERCENT OF     WEIGHTED       AVERAGE     PRINCIPAL      AVERAGE      FULL OR
                 MORTGAGE        BALANCE       MORTGAGE       AVERAGE       CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
ADJUSTMENT TYPE    LOANS       OUTSTANDING       POOL         COUPON         SCORE     OUTSTANDING       LTV          DOC
---------------    -----       -----------       ----         ------         -----     -----------       ---          ---
ARM                    6,001  $1,372,145,874       74.06%         6.650%      641          $228,653       81.25%       54.15%

Fixed Rate             4,433     480,661,712        25.94          7.955      654           108,428        84.42        58.50

TOTAL:                10,434  $1,852,807,586      100.00%         6.989%      644          $177,574       82.07%       55.28%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1
                        TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER        AGGREGATE                            WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                               OF          PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE       PRINCIPAL       AVERAGE      FULL OR
                            MORTGAGE        BALANCE     MORTGAGE     AVERAGE      CREDIT        BALANCE      ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION      LOANS       OUTSTANDING     POOL        COUPON      SCORE        OUTSTANDING       LTV          DOC
-----------------------      -----       -----------     ----        ------      -----        -----------       ---          ---
Arizona                          363     $42,673,438      2.30%       7.275%       640           $117,558      84.63%       61.21%
Arkansas                           6         386,953       0.02        8.206       603             64,492       89.55       100.00
California                     4,808   1,078,793,611      58.22        6.766       650            224,375       81.21        52.99
Colorado                         138      16,890,481       0.91        7.143       633            122,395       83.59        68.07
Connecticut                      117      21,630,291       1.17        7.154       644            184,874       82.47        53.01
Delaware                          18       2,856,758       0.15        7.225       611            158,709       83.96        61.61
District of Columbia              34       6,527,006       0.35        7.658       626            191,971       80.27        61.78
Florida                          590      76,773,621       4.14        7.386       632            130,125       83.13        60.28
Georgia                          149      15,317,453       0.83        7.764       623            102,802       85.01        67.22
Idaho                             49       4,417,667       0.24        7.507       645             90,156       86.03        74.16
Illinois                         331      49,088,415       2.65        7.142       641            148,303       84.67        60.31
Indiana                           42       3,674,057       0.20        7.592       619             87,478       81.52        68.14
Iowa                               9         888,995       0.05        7.710       632             98,777       90.11       100.00
Kansas                            24       1,796,956       0.10        7.822       638             74,873       85.46        87.25
Kentucky                          25       2,049,724       0.11        7.452       611             81,989       82.48        86.99
Louisiana                        165      13,231,617       0.71        7.739       606             80,192       84.02        78.46
Maine                             11         775,152       0.04        7.645       637             70,468       78.98        48.09
Maryland                         437      69,469,246       3.75        7.210       633            158,969       83.01        66.05
Massachusetts                     88      18,087,093       0.98        6.814       641            205,535       81.67        44.45
Michigan                         112      12,910,502       0.70        7.757       618            115,272       85.42        69.57
Minnesota                         20       3,034,978       0.16        7.037       601            151,749       85.50        82.34
Mississippi                       24       2,069,049       0.11        8.435       596             86,210       84.42        49.97
Missouri                          37       3,094,818       0.17        8.257       619             83,644       84.60        69.67
Montana                           39       4,270,396       0.23        7.267       638            109,497       78.47        64.15
Nebraska                           5         771,247       0.04        7.087       641            154,249       85.94        67.19
Nevada                           254      41,284,047       2.23        7.089       654            162,536       83.07        53.26
New Hampshire                     26       4,235,313       0.23        6.901       653            162,897       81.13        51.45
New Jersey                       177      35,709,795       1.93        7.023       618            201,750       81.06        53.18
New Mexico                        11       1,424,583       0.08        8.372       601            129,508       86.50        67.57
New York                         395      95,771,455       5.17        7.049       645            242,459       81.52        48.54
North Carolina                    95       8,619,187       0.47        7.982       621             90,728       85.77        71.02
North Dakota                       1         103,480       0.01        6.990       540            103,480       80.00       100.00
Ohio                             114      10,775,988       0.58        7.544       632             94,526       86.35        69.16
Oklahoma                          46       4,301,345       0.23        7.773       627             93,508       85.95        74.51
Oregon                            73       8,308,369       0.45        7.157       633            113,813       83.18        73.53
Pennsylvania                     160      18,284,020       0.99        7.466       628            114,275       83.17        63.78
Rhode Island                      51       8,847,581       0.48        6.888       632            173,482       81.85        64.08
South Carolina                    34       3,365,700       0.18        7.577       647             98,991       88.35        53.90
Tennessee                         65       6,742,700       0.36        7.674       607            103,734       87.71        81.54
Texas                            559      53,784,268       2.90        7.630       638             96,215       82.76        57.22
Utah                              45       4,425,826       0.24        7.233       632             98,352       85.87        65.36
Vermont                            4         703,580       0.04        7.300       597            175,895       84.39        60.44
Virginia                         443      63,872,186       3.45        7.483       643            144,181       83.49        45.00
Washington                       171      23,294,814       1.26        6.938       645            136,227       84.54        55.23
West Virginia                     11       1,574,555       0.08        7.600       628            143,141       83.74        82.06
Wisconsin                         50       5,249,432       0.28        7.567       622            104,989       85.55        52.81
Wyoming                            8         649,840       0.04        7.807       667             81,230       85.41        63.60
TOTAL:                        10,434  $1,852,807,586    100.00%       6.989%       644           $177,574      82.07%       55.28%

No more than approximately 0.58% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1
                        TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER      AGGREGATE                              WEIGHTED       AVERAGE        WEIGHTED     PERCENT
                            OF        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE       PRINCIPAL      AVERAGE      FULL OR
RANGE OF ORIGINAL        MORTGAGE      BALANCE        MORTGAGE    AVERAGE      CREDIT        BALANCE      ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS      LOANS      OUTSTANDING        POOL       COUPON      SCORE       OUTSTANDING       LTV           DOC
--------------------      -----      -----------        ----       ------      -----       -----------       ---           ---
50.00% or less               192     $30,318,110        1.64%      6.574%       622           $157,907      41.80%       43.28%
50.01% to 55.00%              62      11,112,892         0.60       6.576       633            179,240       53.07        65.26
55.01% to 60.00%              97      18,854,153         1.02       6.523       620            194,373       58.26        55.56
60.01% to 65.00%             201      41,568,741         2.24       6.591       619            206,810       63.12        51.57
65.01% to 70.00%             330      75,022,671         4.05       6.651       619            227,341       68.58        49.61
70.01% to 75.00%             552     128,416,215         6.93       6.660       621            232,638       73.80        45.39
75.01% to 80.00%           3,778     848,866,771        45.82       6.480       657            224,687       79.78        49.40
80.01% to 85.00%             736     161,933,394         8.74       6.951       619            220,018       84.31        67.19
85.01% to 90.00%           1,057     231,215,396        12.48       6.937       633            218,747       89.61        69.61
90.01% to 95.00%             780     147,240,134         7.95       7.455       641            188,769       94.68        71.39
95.01% to 100.00%          2,649     158,259,110         8.54      10.091       666             59,743       99.93        51.92
TOTAL:                    10,434  $1,852,807,586      100.00%      6.989%       644           $177,574      82.07%       55.28%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.55% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.53% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.34%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.

LOAN PURPOSE

                          NUMBER         AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED      PERCENT
                            OF           PRINCIPAL    PERCENT OF     WEIGHTED      AVERAGE    PRINCIPAL    AVERAGE       FULL OR
                         MORTGAGE         BALANCE      MORTGAGE       AVERAGE      CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
LOAN PURPOSE               LOANS        OUTSTANDING      POOL         COUPON        SCORE    OUTSTANDING     LTV           DOC
------------               -----        -----------      ----         ------        -----    -----------     ---           ---
Purchase                    5,648      $891,230,549      48.10%       7.127%         664        $157,796     84.20%       48.34%
Refinance - Cashout         3,433       688,182,680       37.14        6.875         624         200,461      79.89        60.94
Refinance - Rate Term       1,353       273,394,357       14.76        6.824         628         202,065      80.60        63.62
TOTAL:                     10,434    $1,852,807,586     100.00%       6.989%         644        $177,574     82.07%       55.28%

PROPERTY TYPE

                           NUMBER         AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                             OF           PRINCIPAL       PERCENT OF    WEIGHTED      AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                          MORTGAGE         BALANCE         MORTGAGE      AVERAGE      CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
PROPERTY TYPE               LOANS        OUTSTANDING         POOL        COUPON        SCORE    OUTSTANDING     LTV         DOC
-------------               -----        -----------         ----        ------        -----    -----------     ---         ---
Single Family               7,471        $1,312,611,913      70.84%      6.974%         641      $175,694      81.95%      55.69%
Townhouse                       2               117,441        0.01       8.274         603        58,720       84.00      100.00
Condominium                   978           163,927,900        8.85       6.910         652       167,615       82.83       54.75
Two- to Four-Family           494           118,831,443        6.41       7.063         665       240,549       80.33       45.26
Manufactured Housing           77             9,852,428        0.53       6.966         641       127,954       77.10       68.74
Planned Unit Development    1,412           247,466,461       13.36       7.082         646       175,260       83.24       57.70
TOTAL:                     10,434        $1,852,807,586     100.00%      6.989%         644      $177,574      82.07%      55.28%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1
                        TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                             NUMBER      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                               OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                            MORTGAGE      BALANCE       MORTGAGE      AVERAGE   CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION                 LOANS     OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING     LTV          DOC
-------------                 -----     -----------       ----        ------     -----    -----------     ---          ---
Full Documentation            5,651      $957,290,456    51.67%       6.875%       635     $169,402     82.84%      100.00%
Streamlined Documentation     2,237       342,460,998     18.48        7.506       678      153,089      83.98         0.00
Stated Documentation          1,189       269,481,734     14.54        6.855       638      226,646      75.70         0.00
Limited Documentation           741       158,962,857      8.58        6.800       642      214,525      82.75         0.00
Full/Alt Documentation          319        66,877,287      3.61        6.950       638      209,647      84.31       100.00
Lite Documentation              296        57,524,077      3.10        6.989       643      194,338      83.12         0.00
No Income/No Asset                1           210,179      0.01        7.250       707      210,179      89.96         0.00
TOTAL:                       10,434    $1,852,807,586   100.00%       6.989%       644     $177,574     82.07%       55.28%

OCCUPANCY

                NUMBER           AGGREGATE                                WEIGHTED       AVERAGE      WEIGHTED      PERCENT
                  OF             PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE       FULL OR
               MORTGAGE           BALANCE        MORTGAGE      AVERAGE     CREDIT        BALANCE      ORIGINAL    ALTERNATIVE
OCCUPANCY        LOANS          OUTSTANDING        POOL        COUPON       SCORE      OUTSTANDING      LTV           DOC
---------        -----          -----------        ----        ------       -----      -----------      ---           ---
Primary           9,842        $1,753,111,617     94.62%         6.986%      642        $178,126       82.11%        55.51%
Investment          384            66,447,836       3.59          7.065      672         173,041        80.32         54.45
Second Home         208            33,248,133       1.79          6.959      678         159,847        83.27         44.39
TOTAL:           10,434        $1,852,807,586    100.00%         6.989%      644        $177,574       82.07%        55.28%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                          NUMBER          AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                            OF            PRINCIPAL    PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE       FULL OR
MORTGAGE LOANS AGE       MORTGAGE          BALANCE      MORTGAGE       AVERAGE     CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
(MONTHS)                   LOANS         OUTSTANDING      POOL         COUPON       SCORE     OUTSTANDING      LTV           DOC
--------                   -----         -----------      ----         ------       -----     -----------      ---           ---
4                               29       $4,993,890       0.27%         6.914%       643        $172,203      80.60%        33.71%
5                            4,976      896,219,922       48.37          7.042       645         180,109       82.33         53.04
6                            4,657      819,522,843       44.23          6.933       644         175,977       81.75         57.61
7                              667      116,750,247        6.30          6.941       642         175,038       82.48         57.69
8                               79       11,375,290        0.61          7.084       638         143,991       81.57         59.36
9                               17        2,620,720        0.14          7.549       646         154,160       79.08         16.51
10                               5          391,231        0.02          8.561       577          78,246       76.53         38.31
11                               1          257,964        0.01          8.125       587         257,964       80.00        100.00
12                               2          540,979        0.03          6.778       579         270,489       86.60          0.00
13                               1          134,500        0.01          7.130       532         134,500       80.00          0.00
TOTAL:                      10,434   $1,852,807,586     100.00%         6.989%       644        $177,574      82.07%        55.28%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1
                        TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                          NUMBER           AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                            OF             PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE      FULL OR
ORIGINAL PREPAYMENT      MORTGAGE           BALANCE       MORTGAGE      AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM               LOANS           OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING      LTV          DOC
------------               -----           -----------       ----        ------     -----     -----------      ---          ---
None                       2,592          $384,778,011      20.77%       7.485%       640        $148,448     84.05%       53.57%
6 Months                       1               422,827        0.02        6.875       609         422,827      74.56       100.00
12 Months                    337            82,864,571        4.47        6.887       644         245,889      79.80        55.25
24 Months                  4,908           977,397,555       52.75        6.777       642         199,144      82.14        53.77
36 Months                  2,596           407,344,623       21.99        7.048       653         156,912      80.49        60.47
TOTAL:                    10,434        $1,852,807,586     100.00%       6.989%       644        $177,574     82.07%       55.28%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                            NUMBER         AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED      PERCENT
                              OF           PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE       FULL OR
                           MORTGAGE         BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE       ORIGINAL    ALTERNATIVE
RANGE OF CREDIT SCORES       LOANS        OUTSTANDING      POOL       COUPON       SCORE    OUTSTANDING       LTV           DOC
----------------------       -----        -----------      ----       ------       -----    -----------       ---           ---
500                              5           $711,632       0.04%      8.392%       500        $142,326      73.95%       74.30%
501 to 525                     245         42,634,012        2.30       7.910       515         174,016       76.03        78.04
526 to 550                     358         61,039,679        3.29       7.738       539         170,502       77.11        75.50
551 to 575                     633        117,005,326        6.32       7.361       563         184,843       80.60        70.03
576 to 600                   1,103        178,151,835        9.62       7.270       589         161,516       81.74        73.22
601 to 625                   1,582        268,970,645       14.52       7.032       614         170,019       81.85        62.10
626 to 650                   1,989        357,811,381       19.31       6.963       639         179,895       82.44        51.01
651 to 675                   1,730        321,598,881       17.36       6.883       662         185,895       83.23        46.25
676 to 700                   1,094        202,714,428       10.94       6.776       687         185,297       83.22        43.95
701 to 725                     796        141,317,138        7.63       6.721       711         177,534       82.67        44.14
726 to 750                     474         83,373,545        4.50       6.589       737         175,894       81.82        44.32
751 to 775                     286         53,651,083        2.90       6.530       761         187,591       82.59        57.60
776 to 800                     136         23,076,442        1.25       6.598       785         169,680       82.80        60.15
801 to 806                       3            751,558        0.04       6.064       803         250,519       85.87        49.67
TOTAL:                      10,434     $1,852,807,586     100.00%      6.989%       644        $177,574      82.07%       55.28%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 644.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1
                        TOTAL COLLATERAL SUMMARY

CREDIT GRADE

                   NUMBER          AGGREGATE                                  WEIGHTED      AVERAGE       WEIGHTED      PERCENT
                     OF            PRINCIPAL     PERCENT OF     WEIGHTED      AVERAGE      PRINCIPAL      AVERAGE       FULL OR
                  MORTGAGE          BALANCE       MORTGAGE       AVERAGE       CREDIT       BALANCE       ORIGINAL    ALTERNATIVE
CREDIT GRADE        LOANS         OUTSTANDING       POOL         COUPON         SCORE     OUTSTANDING       LTV           DOC
------------        -----         -----------       ----         ------         -----     -----------       ---           ---
AA                   5,185       $943,621,522      50.93%         6.794%         686        $181,991       83.00%        46.68%
A                    2,795        490,833,493       26.49          6.997         626         175,611        82.26         56.83
A-                     996        156,128,269        8.43          7.291         595         156,755        82.02         73.15
B+                     726        136,846,259        7.39          7.278         569         188,493        80.57         69.85
B                      676        114,761,690        6.19          7.696         542         169,766        76.30         75.24
C                       56         10,616,353        0.57          8.031         547         189,578        73.03         80.70
TOTAL:              10,434     $1,852,807,586     100.00%         6.989%         644        $177,574       82.07%        55.28%

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER            AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED      PERCENT
                         OF              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE       FULL OR
RANGE OF              MORTGAGE            BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE       ORIGINAL    ALTERNATIVE
GROSS MARGINS           LOANS           OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING       LTV           DOC
-------------           -----           -----------       ----       ------       -----     -----------       ---           ---
0.501% to 1.000%            3              $499,367      0.04%        6.911%        631      $166,456       81.51%        50.25%
1.501% to 2.000%            2               264,948       0.02         6.574        653       132,474        89.89        100.00
2.001% to 2.500%            1               111,512       0.01         6.750        568       111,512        70.00        100.00
2.501% to 3.000%            1               183,817       0.01         8.500        550       183,817        90.00        100.00
3.001% to 3.500%            2               149,819       0.01         7.801        584        74,910        64.81        100.00
3.501% to 4.000%            4             1,168,912       0.09         4.830        709       292,228        80.00        100.00
4.001% to 4.500%           40            11,233,194       0.82         5.559        681       280,830        71.43         58.75
4.501% to 5.000%          663           167,921,066      12.24         5.918        666       253,275        79.11         57.97
5.001% to 5.500%        1,030           266,452,846      19.42         6.106        656       258,692        79.03         63.30
5.501% to 6.000%        1,158           279,364,923      20.36         6.452        645       241,248        80.29         52.19
6.001% to 6.500%        1,310           304,969,739      22.23         6.816        637       232,801        81.39         43.21
6.501% to 7.000%          836           173,470,039      12.64         7.178        624       207,500        84.53         55.11
7.001% to 7.500%          458            84,723,119       6.17         7.574        611       184,985        84.61         55.99
7.501% to 8.000%          421            70,702,912       5.15         8.000        602       167,940        86.46         58.53
8.001% to 8.500%           46             7,276,911       0.53         8.545        598       158,194        87.12         55.62
8.501% to 9.000%           22             3,315,745       0.24         8.622        568       150,716        85.68         59.47
9.001% to 9.500%            3               200,644       0.01         9.644        585        66,881        93.33        100.00
9.501% to 10.000%           1               136,358       0.01         8.250        621       136,358        80.00          0.00
TOTAL:                  6,001        $1,372,145,874    100.00%        6.650%        641      $228,653       81.25%        54.15%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.012% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1
                        TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER         AGGREGATE                               WEIGHTED      AVERAGE       WEIGHTED     PERCENT
                        OF           PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE      FULL OR
RANGE OF MAXIMUM     MORTGAGE         BALANCE      MORTGAGE      AVERAGE     CREDIT        BALANCE       ORIGINAL   ALTERNATIVE
MORTGAGE RATES         LOANS        OUTSTANDING      POOL        COUPON       SCORE      OUTSTANDING       LTV          DOC
--------------         -----        -----------      ----        ------       -----      -----------       ---          ---
11.500% or less            81       $23,531,722       1.71%       5.097%       698          $290,515      77.32%       75.42%
11.501% to 12.000%        356       106,662,472        7.77        5.374       684           299,614       78.72        68.70
12.001% to 12.500%      1,019       266,223,733       19.40        5.860       663           261,260       79.53        62.01
12.501% to 13.000%      1,168       289,280,034       21.08        6.336       647           247,671       80.84        51.02
13.001% to 13.500%      1,363       319,657,157       23.30        6.820       638           234,525       81.84        44.26
13.501% to 14.000%        767       155,965,094       11.37        7.303       621           203,344       82.72        50.37
14.001% to 14.500%        634       118,357,084        8.63        7.810       605           186,683       83.87        54.26
14.501% to 15.000%        302        50,038,937        3.65        8.318       592           165,692       82.87        55.78
15.001% to 15.500%        202        29,556,389        2.15        8.785       578           146,319       84.81        63.69
15.501% to 16.000%         66         7,668,653        0.56        9.285       554           116,192       84.21        68.76
16.001% to 16.500%         32         3,732,659        0.27        9.784       544           116,646       80.26        62.84
16.501% to 17.000%          7           557,554        0.04       10.272       537            79,651       85.49        86.84
18.001% to 18.500%          1           338,246        0.02        5.990       633           338,246       80.00         0.00
19.001% to 19.500%          1           182,317        0.01        6.375       625           182,317       95.00       100.00
20.501% to 21.000%          1           248,920        0.02        7.125       550           248,920       64.10         0.00
21.001% to 21.500%          1           144,903        0.01        7.250       648           144,903       80.00         0.00
TOTAL:                  6,001    $1,372,145,874     100.00%       6.650%       641          $228,653      81.25%       54.15%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 21.375% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.150% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1
                        TOTAL COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                    NUMBER          AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED      PERCENT
                      OF            PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE       FULL OR
NEXT RATE          MORTGAGE          BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE       ORIGINAL    ALTERNATIVE
ADJUSTMENT DATE      LOANS         OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV            DOC
---------------      -----         -----------       ----        ------      -----     -----------       ---            ---
February 2005             5         $788,768         0.06%       6.874%       646       $157,754       78.55%         49.18%
July 2005                 4        1,352,833          0.10        7.234       660        338,208        89.19           0.00
December 2005             1          134,500          0.01        7.130       532        134,500        80.00           0.00
February 2006             1          257,964          0.02        8.125       587        257,964        80.00         100.00
March 2006                2          189,971          0.01        8.530       535         94,986        76.69          50.95
April 2006                8        1,457,142          0.11        7.163       646        182,143        80.85          12.10
May 2006                 36        7,512,761          0.55        6.680       606        208,688        75.89          57.51
June 2006               338       72,951,406          5.32        6.747       635        215,833        82.02          55.21
July 2006             2,309      511,134,104         37.25        6.636       638        221,366        81.44          56.22
August 2006           2,573      598,881,037         43.65        6.728       641        232,756        81.36          51.03
September 2006           15        2,970,386          0.22        6.764       642        198,026        84.18          58.67
January 2007              1          418,373          0.03        6.750       570        418,373        90.00           0.00
March 2007                1          118,267          0.01        7.625       640        118,267        80.00           0.00
April 2007                1           73,077          0.01        8.375       523         73,077        66.82         100.00
May 2007                  5          883,525          0.06        7.224       656        176,705        78.86          67.57
June 2007                17        4,316,375          0.31        6.449       630        253,904        80.65          61.53
July 2007               131       28,061,325          2.05        6.618       636        214,209        80.41          44.51
August 2007             167       34,446,211          2.51        6.692       638        206,265        81.22          55.83
September 2007            2          433,480          0.03        6.625       649        216,740        80.00           0.00
April 2009                1          105,043          0.01        7.625       682        105,043        81.98         100.00
May 2009                  1          195,868          0.01        6.375       648        195,868        80.00           0.00
June 2009                22        5,775,236          0.42        6.138       667        262,511        79.00          64.43
July 2009               170       45,237,812          3.30        6.167       663        266,105        79.18          67.55
August 2009             190       54,450,409          3.97        6.181       665        286,581        79.98          61.20
TOTAL:                6,001   $1,372,145,874       100.00%       6.650%       641       $228,653       81.25%         54.15%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                $1,152,910,817
Aggregate Original Principal Balance                                   $1,159,372,127
Number of Mortgage Loans                                                    7,416

                                           MINIMUM       MAXIMUM         AVERAGE (1)
                                           -------       -------         -----------
Original Principal Balance                $11,418       $679,915          $156,334
Outstanding Principal Balance               $481        $675,656          $155,463

                                           MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                           -------       -------     --------------------
Original Term (mos)                         120            360               347
Stated remaining Term (mos)                 112            356               342
Loan Age (mos)                               4             13                 6
Current Interest Rate                      4.375%        12.990%           6.956%
Initial Interest Rate Cap(4)               0.740%        6.500%            1.908%
Periodic Rate Cap(4)                       0.500%        2.000%            1.005%
Gross Margin(4)                            1.000%        7.990%            6.029%
Maximum Mortgage Rate(4)                  10.500%        21.375%           13.216%
Minimum Mortgage Rate(4)                   4.375%        10.500%           6.710%
Months to Roll(4)                            1             55                21
Original Loan-to-Value                     13.55%        100.00%           81.25%
Credit Score (3)                            500            801               641

                                                               EARLIEST           LATEST
                                                               --------           ------
Maturity Date                                                05/01/2014        09/01/2034

LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                  94.33%
2nd Lien                                                                   5.67%

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   93.73%
Second Home                                                                1.84%
Investment                                                                 4.42%

LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                                25.00%
ARM                                                                       75.00%

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                          84.47%
Interest Only                                                             10.00%
Balloon                                                                    5.53%

YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2003                                                                       0.02%
2004                                                                      99.98%

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                  46.20%
Refinance - Rate/Term                                                     15.06%
Refinance - Cashout                                                       38.74%

PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family                                                             69.10%
Townhouse                                                                  0.01%
Condominium                                                                9.57%
Two- to Four-Family                                                        8.33%
Manufactured Housing                                                       0.70%
Planned Unit Development                                                  12.29%


(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY


MORTGAGE RATES

                        NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                          OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
RANGE OF               MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
MORTGAGE RATES          LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
--------------          -----         -----------         ----        ------      -----      -----------      ---         ---
5.500% or less           262          $60,364,751         5.24%      5.308%        682         $230,400       77.90%      73.16%
                         829
5.501% to 6.000%                      177,935,253        15.43       5.862         662          214,638       78.39       62.11
                       1,230
6.001% to 6.500%                      252,156,372        21.87       6.334         650          205,005       79.10       54.65
                       1,426
6.501% to 7.000%                      277,038,316        24.03       6.823         639          194,277       80.20       46.95
                         845
7.001% to 7.500%                      146,912,107        12.74       7.312         624          173,860       81.55       51.99
                         650
7.501% to 8.000%                      105,886,929         9.18       7.808         609          162,903       83.07       57.12
                         334
8.001% to 8.500%                       40,450,869         3.51       8.330         599          121,110       84.21       63.84
                         272
8.501% to 9.000%                       26,328,453         2.28       8.791         600           96,796       86.21       67.92
                         216
9.001% to 9.500%                       12,285,137         1.07       9.377         623           56,876       92.44       66.06
                         287
9.501% to 10.000%                      13,664,548         1.19       9.862         659           47,612       95.72       39.48
                         203
10.001% to 10.500%                      8,832,575         0.77      10.420         648           43,510       98.53       39.51
                         371
10.501% to 11.000%                     15,603,107         1.35      10.866         646           42,057       99.33       43.31
                         107
11.001% to 11.500%                      3,117,569         0.27      11.303         635           29,136       98.68       52.19
                         123
11.501% to 12.000%                      4,421,917         0.38      11.952         632           35,951       99.66       58.42
                          86
12.001% to 12.500%                      2,825,758         0.25      12.281         657           32,858       99.75       36.88
                         175
12.501% to 13.000%                      5,087,156         0.44      12.856         625           29,069       99.77       53.05
TOTAL:                 7,416       $1,152,910,817       100.00%      6.956%        641         $155,463       81.25%      55.06%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.375% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.956% per annum.





REMAINING MONTHS TO STATED MATURITY

                            NUMBER      AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                              OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
RANGE OF                   MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
REMAINING TERMS (MONTHS)    LOANS      OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
------------------------    -----      -----------         ----        ------      -----      -----------      ---         ---
109 to 120                      1           $33,149         0.00%     10.500%        662        $33,149      100.00%     100.00%
                            1,792
169 to 180                               79,282,343         6.88       9.872         657         44,242       94.07       50.33

229 to 240                     22         2,585,406         0.22       6.683         647        117,518       68.10       63.26

289 to 300                      1            90,903         0.01       7.250         589         90,903       58.72      100.00

337 to 348                      2           257,106         0.02       7.008         568        128,553       77.62        0.00

349 to 360                  5,598     1,070,661,911        92.87       6.741         639        191,258       80.33       55.40
TOTAL:                      7,416    $1,152,910,817       100.00%      6.956%        641       $155,463       81.25%      55.06%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 112 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 342 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER       AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                               OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES      LOANS       OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
-----------------------      -----       -----------        ----        ------      -----      -----------      ---         ---
$50,000 or less              1,331        $44,475,910        3.86%      10.500%      655         $33,415         97.70%      54.60%
                             1,188
$50,001 to $100,000                        84,044,915        7.29        8.203       639          70,745         85.12       65.07
                             1,321
$100,001 to $150,000                      165,700,130       14.37        6.970       628         125,435         79.65       66.48
                             1,193
$150,001 to $200,000                      208,644,817       18.10        6.758       634         174,891         78.56       55.67
                               922
$200,001 to $250,000                      206,261,779       17.89        6.664       640         223,711         80.12       52.64
                               774
$250,001 to $300,000                      211,783,012       18.37        6.576       642         273,621         80.48       49.94
                               534
$300,001 to $350,000                      172,787,414       14.99        6.572       649         323,572         81.79       47.77
                               108
$350,001 to $400,000                       38,607,540        3.35        6.625       658         357,477         82.35       60.39
                                26
$400,001 to $450,000                       11,024,463        0.96        6.844       673         424,018         84.38       30.52
                                13
$450,001 to $500,000                        6,214,715        0.54        6.773       659         478,055         80.82       61.81
                                 3
$500,001 to $550,000                        1,543,310        0.13        6.836       676         514,437         86.65      100.00
                                 2
$550,001 to $600,000                        1,147,157        0.10        6.930       673         573,579         68.67       52.08
                                 1
$650,001 to $700,000                          675,656        0.06        5.999       750         675,656         79.99        0.00
TOTAL:                       7,416     $1,152,910,817      100.00%       6.956%      641        $155,463         81.25%      55.06%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $481 to approximately $675,656 and the average outstanding principal balance of the Mortgage Loans was approximately $155,463.


PRODUCT TYPES

                        NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                          OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                       MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
PRODUCT TYPES           LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
-------------           -----         -----------         ----        ------      -----      -----------      ---         ---
10 Year Fixed Loans         1              $33,149         0.00%     10.500%       662            $33,149   100.00%     100.00%
                          159
15 Year Fixed Loans                     15,661,541         1.36       7.264        636             98,500    71.41       49.00
                           21
20 Year Fixed Loans                      2,478,157         0.21       6.675        650            118,007    67.65       61.68
                            1
25 Year Fixed Loans                         90,903         0.01       7.250        589             90,903    58.72      100.00
                        1,155
30 Year Fixed Loans                    206,237,621        17.89       6.858        644            178,561    77.34       63.24
                            7
6 Month LIBOR Loans                      1,358,167         0.12       6.893        645            194,024    79.66       28.56
                        3,933
2/28 LIBOR Loans                       762,696,307        66.15       6.747        636            193,922    81.19       52.99
                          257
3/27 LIBOR Loans                        47,095,479         4.08       6.630        634            183,251    80.04       55.16
                          248
5/25 LIBOR Loans                        53,531,443         4.64       6.305        666            215,853    79.88       60.25
                        1,634
Balloon Loans                           63,728,051         5.53      10.507        662             39,001    99.61       50.75
TOTAL:                  7,416       $1,152,910,817       100.00%      6.956%       641           $155,463    81.25%      55.06%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY


ADJUSTMENT TYPE

                        NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                          OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                       MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE         LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------         -----         -----------         ----        ------      -----      -----------      ---         ---
ARM                     4,445         $864,681,396        75.00%       6.713%      638         $194,529       81.04%      53.52%

Fixed Rate              2,971          288,229,422        25.00        7.686       648           97,014       81.85       59.71
TOTAL:                  7,416       $1,152,910,817       100.00%       6.956%      641         $155,463       81.25%      55.06%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER       AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                               OF         PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                            MORTGAGE       BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION      LOANS       OUTSTANDING       POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
-----------------------      -----       -----------       ----        ------      -----      -----------      ---         ---
Arizona                       299        $32,209,716       2.79%      7.157%        641        $107,725       83.84%      60.36%

Arkansas                        2            167,125       0.01       7.634         593          83,562       89.70      100.00

California                  2,976        577,350,549      50.08       6.684         646         194,002       79.56       50.37

Colorado                      115         14,089,394       1.22       7.092         633         122,516       83.39       64.43

Connecticut                    89         14,993,628       1.30       6.972         641         168,468       81.25       56.79

Delaware                       14          1,848,645       0.16       7.615         597         132,046       87.80       89.03

District of Columbia           22          3,778,150       0.33       7.227         624         171,734       78.18       53.57

Florida                       454         56,368,861       4.89       7.281         634         124,160       82.30       58.72

Georgia                       124         13,187,136       1.14       7.635         619         106,348       84.35       70.62

Idaho                          40          3,365,418       0.29       7.637         644          84,135       87.60       89.51

Illinois                      282         39,730,978       3.45       7.135         640         140,890       84.41       62.95

Indiana                        30          2,385,476       0.21       7.604         611          79,516       84.87       86.36

Iowa                            7            704,785       0.06       7.645         643         100,684       90.10      100.00

Kansas                         21          1,480,568       0.13       7.874         642          70,503       85.33       84.52

Kentucky                       20          1,645,530       0.14       7.384         616          82,277       82.78       83.80

Louisiana                     125         10,250,577       0.89       7.596         614          82,005       83.68       75.98

Maine                           8            626,912       0.05       7.731         642          78,364       79.97       49.46

Maryland                      337         50,528,507       4.38       7.152         631         149,936       82.67       65.25

Massachusetts                  76         15,388,077       1.33       6.796         632         202,475       81.19       48.78

Michigan                       84          9,076,537       0.79       7.711         613         108,054       86.27       73.09

Minnesota                      19          2,858,785       0.25       7.039         597         150,462       84.92       81.25

Mississippi                    15          1,391,050       0.12       7.965         618          92,737       83.67       47.23

Missouri                       29          2,410,143       0.21       8.017         635          83,108       85.09       63.94

Montana                        34          3,172,452       0.28       7.663         626          93,307       82.21       70.74

Nebraska                        5            771,247       0.07       7.087         641         154,249       85.94       67.19

Nevada                        203         30,756,736       2.67       7.004         653         151,511       82.39       55.61

New Hampshire                  22          3,105,204       0.27       7.090         641         141,146       80.83       66.00

New Jersey                    155         29,343,369       2.55       7.034         616         189,312       81.22       55.66

New Mexico                      9          1,296,339       0.11       8.278         605         144,038       85.98       64.36

New York                      244         60,106,948       5.21       6.809         644         246,340       80.43       51.29

North Carolina                 80          6,928,693       0.60       8.009         623          86,609       86.15       67.13

Ohio                           90          7,856,309       0.68       7.640         629          87,292       86.52       69.68

Oklahoma                       37          3,814,009       0.33       7.623         627         103,081       86.11       74.81

Oregon                         64          6,758,143       0.59       7.130         637         105,596       83.23       77.06

Pennsylvania                  125         13,622,702       1.18       7.530         623         108,982       83.18       61.39

Rhode Island                   47          7,517,073       0.65       6.969         634         159,938       81.14       73.28

South Carolina                 28          2,342,762       0.20       7.686         644          83,670       87.95       55.02

Tennessee                      42          4,310,113       0.37       7.668         613         102,622       88.53       77.69

Texas                         457         40,005,382       3.47       7.591         638          87,539       83.08       59.87

Utah                           40          3,849,169       0.33       7.276         634          96,229       86.22       62.78

Vermont                         3            586,739       0.05       7.136         589         195,580       82.27       52.56

Virginia                      360         49,019,705       4.25       7.397         645         136,166       82.99       43.07

Washington                    132         16,421,856       1.42       6.975         641         124,408       84.43       59.12

West Virginia                   9          1,459,995       0.13       7.331         629         162,222       82.46       80.65

Wisconsin                      36          3,507,664       0.30       7.486         625          97,435       83.89       55.85

Wyoming                         6            521,664       0.05       7.373         671          86,944       83.80       74.44
TOTAL:                      7,416     $1,152,910,817     100.00%      6.956%        641        $155,463       81.25%      55.06%

No more than approximately 0.66% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY


ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                           OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL       MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS     LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
--------------------     -----         -----------         ----        ------      -----      -----------      ---         ---
50.00% or less            159          $23,500,888         2.04%      6.678%        619         $147,804      42.37%      43.83%

50.01% to 55.00%           54            9,137,441         0.79       6.605         616          169,212      53.23       60.55

55.01% to 60.00%           81           13,890,112         1.20       6.614         620          171,483      58.26       55.62

60.01% to 65.00%          167           31,056,106         2.69       6.686         615          185,965      63.07       48.42

65.01% to 70.00%          243           45,681,922         3.96       6.757         608          187,991      68.38       49.55

70.01% to 75.00%          403           77,097,618         6.69       6.717         616          191,309      73.79       45.93

75.01% to 80.00%        2,885          552,532,669        47.93       6.570         655          191,519      79.79       47.25

80.01% to 85.00%          545          101,513,048         8.80       6.990         612          186,262      84.38       70.76

85.01% to 90.00%          711          134,427,510        11.66       6.928         632          189,068      89.53       70.62

90.01% to 95.00%          513           90,643,580         7.86       7.360         638          176,693      94.67       76.32

95.01% to 100.00%       1,655           73,429,922         6.37      10.055         664           44,369      99.93       56.13
TOTAL:                  7,416       $1,152,910,817       100.00%      6.956%        641         $155,463      81.25%      55.06%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.55% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.67% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.63%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.73%.


LOAN PURPOSE

                         NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                           OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                        MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
LOAN PURPOSE             LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
------------             -----         -----------         ----        ------      -----      -----------      ---         ---
Purchase                 3,912         $532,633,563        46.20%      7.051%       663        $136,154       83.54%      47.32%
                         2,527
Refinance - Cashout                     446,617,154        38.74       6.879        620         176,738       79.01       61.09
                           977
Refinance - Rate Term                   173,660,100        15.06       6.867        624         177,748       79.95       63.31
TOTAL:                   7,416       $1,152,910,817       100.00%      6.956%       641        $155,463       81.25%      55.06%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY


PROPERTY TYPE

                            NUMBER       AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                              OF         PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                           MORTGAGE       BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
PROPERTY TYPE               LOANS       OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
-------------               -----       -----------         ----        ------      -----      -----------      ---         ---
Single Family               5,250       $796,707,511        69.10%      6.952%       636        $151,754        81.01%      55.67%

Townhouse                       1             93,975         0.01       7.125        603          93,975        80.00      100.00

Condominium                   732        110,294,098         9.57       6.846        651         150,675        82.33       52.73

Two- to Four-Family           387         96,023,027         8.33       6.898        664         248,122        79.53       44.42

Manufactured Housing           62          8,047,283         0.70       6.907        639         129,795        76.09       63.20

Planned Unit Development      984        141,744,924        12.29       7.106        642         144,050        83.21       60.20
TOTAL:                      7,416     $1,152,910,817       100.00%      6.956%       641        $155,463        81.25%      55.06%


DOCUMENTATION

                             NUMBER      AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                               OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                            MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
DOCUMENTATION                LOANS      OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
-------------                -----      -----------         ----        ------      -----      -----------      ---         ---
Full Documentation           4,067      $604,682,616        52.45%      6.896%       629         $148,680       82.38%     100.00%

Streamlined Documentation    1,590       225,641,423        19.57       7.287        678          141,913       82.98        0.00

Stated Documentation           931       188,200,052        16.32       6.830        638          202,148       74.90        0.00

Limited Documentation          444        72,984,037         6.33       6.828        632          164,378       81.73        0.00

Lite Documentation             188        31,027,956         2.69       6.817        643          165,042       81.76        0.00

Full/Alt Documentation         195        30,164,555         2.62       6.927        637          154,690       83.42      100.00

No Income/No Asset               1           210,179         0.02       7.250        707          210,179       89.96        0.00
TOTAL:                       7,416    $1,152,910,817       100.00%      6.956%       641         $155,463       81.25%      55.06%


OCCUPANCY

                      NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                        OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                     MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
OCCUPANCY             LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
---------             -----         -----------         ----        ------      -----      -----------      ---         ---
Primary               6,950       $1,080,648,452        93.73%      6.952%       638         $155,489       81.30%      55.44%

Investment              307           51,013,199         4.42       7.043        670          166,167       79.79       53.86

Second Home             159           21,249,166         1.84       6.955        685          133,643       82.05       38.63
TOTAL:                7,416       $1,152,910,817       100.00%      6.956%       641         $155,463       81.25%      55.06%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY


MORTGAGE LOANS AGE SUMMARY

                       NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                         OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
MORTGAGE LOANS AGE    MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
(MONTHS)               LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
--------               -----         -----------         ----        ------      -----      -----------      ---         ---
4                         23           $3,099,228         0.27%      7.039%       632        $134,749       79.65%      46.08%

5                      3,600          553,134,437        47.98       7.017        640         153,648       81.29       52.64

6                      3,263          516,278,365        44.78       6.898        641         158,222       81.20       57.48

7                        454           70,943,075         6.15       6.866        640         156,262       81.47       58.31

8                         56            6,892,693         0.60       7.163        648         123,084       80.93       48.84

9                         13            1,749,891         0.15       7.358        644         134,607       78.64       20.26

10                         4              298,058         0.03       8.115        596          74,514       77.56       50.28

11                         1              257,964         0.02       8.125        587         257,964       80.00      100.00

12                         1              122,606         0.01       6.875        608         122,606       75.00        0.00

13                         1              134,500         0.01       7.130        532         134,500       80.00        0.00
TOTAL:                 7,416       $1,152,910,817       100.00%      6.956%       641        $155,463       81.25%      55.06%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.


ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                           OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT     MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
PENALTY TERM             LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
------------             -----         -----------         ----        ------      -----      -----------      ---         ---
None                     1,918         $257,772,002        22.36%      7.321%      637         $134,396       83.18%      56.65%

12 Months                  229           48,048,159         4.17       6.821       646          209,817       79.22       59.34

24 Months                3,426          599,303,795        51.98       6.778       638          174,928       81.42       52.13

36 Months                1,843          247,786,860        21.49       7.035       649          134,448       79.20       59.69
TOTAL:                   7,416       $1,152,910,817       100.00%      6.956%      641         $155,463       81.25%      55.06%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY



CREDIT SCORES

                          NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                            OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                         MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES    LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
----------------------    -----         -----------         ----        ------      -----      -----------      ---         ---
500                           4             $528,750         0.05%      7.879%       500         $132,188       75.31%     100.00%
                            176
501 to 525                                29,045,446         2.52       7.839        515          165,031       75.68       76.45
                            267
526 to 550                                43,145,395         3.74       7.705        539          161,593       76.01       74.78
                            489
551 to 575                                84,307,371         7.31       7.317        564          172,408       80.02       72.18
                            823
576 to 600                               117,250,900        10.17       7.271        589          142,468       81.19       73.84
                          1,190
601 to 625                               178,934,126        15.52       6.961        614          150,365       80.80       61.71
                          1,415
626 to 650                               223,047,397        19.35       6.876        638          157,631       81.84       53.26
                          1,142
651 to 675                               181,458,045        15.74       6.799        662          158,895       82.00       43.46
                            733
676 to 700                               114,569,507         9.94       6.744        687          156,302       82.85       39.51
                            561
701 to 725                                85,520,843         7.42       6.704        712          152,444       82.17       41.80
                            347
726 to 750                                53,263,157         4.62       6.610        737          153,496       81.42       38.38
                            179
751 to 775                                29,167,021         2.53       6.548        761          162,944       82.38       54.38
                             89
776 to 800                                12,347,303         1.07       6.664        785          138,734       81.59       56.93
                              1
801                                          325,555         0.03       6.000        801          325,555       80.00        0.00
TOTAL:                    7,416       $1,152,910,817       100.00%      6.956%       641         $155,463       81.25%      55.06%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 641.


CREDIT GRADE

                 NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                   OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
CREDIT GRADE     LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
------------     -----         -----------         ----        ------      -----      -----------      ---         ---
AA               3,517         $545,979,672        47.36%      6.749%      686          $155,240       82.34%      44.24%

A                2,042          315,542,746        27.37       6.917       627           154,526       81.27       57.09

A-                 748          104,340,321         9.05       7.288       596           139,492       81.93       73.47

B+                 568           98,206,183         8.52       7.236       570           172,898       79.89       70.33

B                  505           81,775,879         7.09       7.654       542           161,932       75.35       75.70

C                   36            7,066,016         0.61       7.883       550           196,278       72.98       78.61
TOTAL:           7,416       $1,152,910,817       100.00%      6.956%      641          $155,463       81.25%      55.06%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                        OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
RANGE OF             MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
GROSS MARGINS         LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
-------------         -----         -----------         ----        ------      -----      -----------      ---         ---
0.501% to 1.000%          3             $499,367         0.06%      6.911%       631        $166,456       81.51%      50.25%
                          2
1.501% to 2.000%                         264,948         0.03       6.574        653         132,474       89.89      100.00
                          1
2.001% to 2.500%                         111,512         0.01       6.750        568         111,512       70.00      100.00
                          1
2.501% to 3.000%                         183,817         0.02       8.500        550         183,817       90.00      100.00
                          2
3.001% to 3.500%                         149,819         0.02       7.801        584          74,910       64.81      100.00
                          2
3.501% to 4.000%                         411,705         0.05       5.108        697         205,852       80.00      100.00
                         27
4.001% to 4.500%                       5,568,253         0.64       5.695        674         206,232       71.37       56.42
                        490
4.501% to 5.000%                     102,205,892        11.82       6.018        663         208,583       79.40       59.40
                        725
5.001% to 5.500%                     149,300,331        17.27       6.154        652         205,931       78.52       61.93
                        862
5.501% to 6.000%                     171,561,608        19.84       6.522        639         199,027       79.78       51.67
                      1,033
6.001% to 6.500%                     204,172,730        23.61       6.841        636         197,650       81.05       43.43
                        692
6.501% to 7.000%                     128,298,200        14.84       7.214        625         185,402       84.15       53.80
                        402
7.001% to 7.500%                      68,507,643         7.92       7.606        609         170,417       84.43       57.52
                        203
7.501% to 8.000%                      33,445,569         3.87       7.954        608         164,756       86.51       57.75
TOTAL:                4,445         $864,681,396       100.00%      6.713%       638        $194,529       81.04%      53.52%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 7.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.029% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                         OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
RANGE OF MAXIMUM      MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
MORTGAGE RATES         LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
--------------         -----         -----------         ----        ------      -----      -----------      ---         ---
11.500% or less           45           $9,755,460         1.13%      5.241%       682         $216,788       80.00%      72.37%

11.501% to 12.000%       220           51,219,997         5.92       5.374        680          232,818       78.26       72.62

12.001% to 12.500%       722          157,374,234        18.20       5.860        660          217,970       79.24       61.53

12.501% to 13.000%       872          181,025,278        20.94       6.336        647          207,598       80.54       49.70

13.001% to 13.500%     1,066          211,008,187        24.40       6.822        639          197,944       81.30       43.42

13.501% to 14.000%       631          111,806,711        12.93       7.307        621          177,190       82.48       51.29

14.001% to 14.500%       524           88,277,356        10.21       7.811        604          168,468       83.64       57.21

14.501% to 15.000%       201           30,233,395         3.50       8.320        585          150,415       82.26       60.21

15.001% to 15.500%       118           17,672,499         2.04       8.760        580          149,767       83.61       62.48

15.501% to 16.000%        29            3,667,340         0.42       9.251        553          126,460       81.99       57.99

16.001% to 16.500%        10            1,489,215         0.17       9.719        555          148,921       80.61       35.34

16.501% to 17.000%         3              237,336         0.03      10.408        524           79,112       84.10       69.10

18.001% to 18.500%         1              338,246         0.04       5.990        633          338,246       80.00        0.00

19.001% to 19.500%         1              182,317         0.02       6.375        625          182,317       95.00      100.00

20.501% to 21.000%         1              248,920         0.03       7.125        550          248,920       64.10        0.00

21.001% to 21.500%         1              144,903         0.02       7.250        648          144,903       80.00        0.00
TOTAL:                 4,445         $864,681,396       100.00%      6.713%       638         $194,529       81.04%      53.52%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 21.375% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.216% per annum.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1
                                         TOTAL GROUP A COLLATERAL SUMMARY



NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER         AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                        OF           PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
NEXT RATE            MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
ADJUSTMENT DATE       LOANS         OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------       -----         -----------         ----        ------      -----      -----------      ---         ---
February 2005            5             $788,768         0.09%      6.874%        646           $157,754       78.55%      49.18%
                         2
July 2005                               569,399         0.07       6.920         645            284,699       81.19        0.00
                         1
December 2005                           134,500         0.02       7.130         532            134,500       80.00        0.00
                         1
February 2006                           257,964         0.03       8.125         587            257,964       80.00      100.00
                         1
March 2006                               96,798         0.01       7.125         551             96,798       80.00      100.00
                         8
April 2006                            1,457,142         0.17       7.163         646            182,143       80.85       12.10
                        22
May 2006                              3,491,816         0.40       6.766         624            158,719       78.74       40.63
                       236
June 2006                            44,824,628         5.18       6.776         631            189,935       81.86       54.69
                     1,689
July 2006                           330,085,659        38.17       6.689         635            195,433       81.38       56.21
                     1,962
August 2006                         380,095,728        43.96       6.791         638            193,729       80.96       50.16
                        13
September 2006                        2,252,072         0.26       6.720         628            173,236       83.63       66.07
                         1
March 2007                              118,267         0.01       7.625         640            118,267       80.00        0.00
                         1
April 2007                               73,077         0.01       8.375         523             73,077       66.82      100.00
                         4
May 2007                                794,735         0.09       7.138         664            198,684       78.73       63.95
                        10
June 2007                             2,114,792         0.24       6.226         628            211,479       79.53       66.47
                       103
July 2007                            20,038,091         2.32       6.504         634            194,545       79.71       46.02
                       136
August 2007                          23,523,036         2.72       6.747         634            172,964       80.45       62.78
                         2
September 2007                          433,480         0.05       6.625         649            216,740       80.00        0.00
                         1
April 2009                              105,043         0.01       7.625         682            105,043       81.98      100.00
                        14
June 2009                             3,424,872         0.40       5.962         683            244,634       75.90       62.71
                       108
July 2009                            23,239,769         2.69       6.229         670            215,183       79.07       62.47
                       125
August 2009                          26,761,758         3.09       6.409         662            214,094       81.09       57.85
TOTAL:               4,445         $864,681,396       100.00%      6.713%        638           $194,529       81.04%      53.52%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


Aggregate Outstanding Principal Balance                        $699,896,769
Aggregate Original Principal Balance                           $702,854,892
Number of Mortgage Loans                                           3,018


                                        MINIMUM    MAXIMUM      AVERAGE (1)
                                        -------    -------      -----------
Original Principal Balance             $15,000    $919,200       $232,888
Outstanding Principal Balance           $3,411    $908,784       $231,907

                                        MINIMUM    MAXIMUM  WEIGHTED AVERAGE (2)
                                        -------    -------  --------------------
Original Term (mos)                      120         360            335
Stated remaining Term (mos)              112         356            329
Loan Age (mos)                            4          12              6
Current Interest Rate                   4.500%     13.750%        7.042%
Initial Interest Rate Cap(4)            1.000%     6.750%         2.347%
Periodic Rate Cap(4)                    1.000%     2.000%         1.005%
Gross Margin(4)                         4.000%     9.750%         5.984%
Maximum Mortgage Rate(4)               11.000%     16.990%        13.038%
Minimum Mortgage Rate(4)                4.500%     10.490%        6.542%
Months to Roll(4)                         6          55             23
Original Loan-to-Value                  17.95%     100.00%        83.42%
Credit Score (3)                         500         806            650

                                                   EARLIEST       LATEST
                                                  ----------     ---------
Maturity Date                                     05/01/2014     9/01/2034

LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                  86.74%
2nd Lien                                                                  13.26%

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   96.08%
Second Home                                                                1.71%
Investment                                                                 2.21%

LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                                27.49%
ARM                                                                       72.51%

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                          57.83%
Interest Only                                                             29.33%
Balloon                                                                   12.84%

YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2003                                                                       0.06%
2004                                                                      99.94%

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                  51.24%
Refinance - Rate/Term                                                     14.25%
Refinance - Cashout                                                       34.51%

PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family                                                             73.71%
Townhouse                                                                  0.00%
Condominium                                                                7.66%
Two- to Four-Family                                                        3.26%
Manufactured Housing                                                       0.26%
Planned Unit Development                                                  15.11%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


MORTGAGE RATES

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
RANGE OF                MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
MORTGAGE RATES           LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
--------------           -----         -----------       ----       ------        -----        -----------      ---          ---
5.500% or less              171        $69,083,425       9.87%       5.289%        693           $403,997      78.34%      68.09%
5.501% to 6.000%            344        125,196,426       17.89        5.866        670            363,943       79.04       63.44
6.001% to 6.500%            409        147,626,848       21.09        6.333        652            360,946       80.00       58.16
6.501% to 7.000%            391        136,385,025       19.49        6.812        637            348,811       82.67       50.09
7.001% to 7.500%            180         53,051,782        7.58        7.296        626            294,732       83.60       47.05
7.501% to 8.000%            140         33,987,755        4.86        7.815        607            242,770       83.80       48.10
8.001% to 8.500%            197         30,564,314        4.37        8.339        630            155,149       87.54       58.83
8.501% to 9.000%            204         22,503,398        3.22        8.858        622            110,311       91.63       68.49
9.001% to 9.500%            145         13,357,647        1.91        9.395        636             92,122       95.60       74.09
9.501% to 10.000%           226         19,631,413        2.80        9.879        656             86,865       96.69       41.63
10.001% to 10.500%          127         10,065,323        1.44       10.410        646             79,255       98.72       33.50
10.501% to 11.000%          299         26,066,163        3.72       10.858        650             87,178       99.02       36.20
11.001% to 11.500%           29          2,229,122        0.32       11.346        670             76,866       99.10       30.80
11.501% to 12.000%           68          4,594,895        0.66       11.943        667             67,572       98.37       18.43
12.001% to 12.500%           33          2,237,097        0.32       12.379        664             67,791       99.84       25.50
12.501% to 13.000%           50          3,076,430        0.44       12.852        640             61,529       98.36       29.73
13.001% to 13.500%            3            164,388        0.02       13.216        651             54,796      100.00       51.64
13.501% to 14.000%            2             75,317        0.01       13.750        676             37,659      100.00        0.00
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.042% per annum.


REMAINING MONTHS TO STATED MATURITY

                           NUMBER       AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                             OF         PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
RANGE OF                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
REMAINING TERMS (MONTHS)   LOANS       OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
------------------------   -----       -----------       ----       ------        -----        -----------      ---          ---
109 to 120                      1         $371,126       0.05%       7.000%        662           $371,126      91.65%     100.00%
169 to 180                  1,133       96,548,788       13.79       10.078        666             85,215       97.87       46.17
229 to 240                      6          698,906        0.10        7.476        633            116,484       82.37       87.80
337 to 348                      1          418,373        0.06        6.750        570            418,373       90.00        0.00
349 to 360                  1,877      601,859,576       85.99        6.554        647            320,650       81.10       57.12
TOTAL:                      3,018     $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 112 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 329 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
RANGE OF                   OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
ORIGINAL MORTGAGE       MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCE   LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
----------------------   -----         -----------       ----       ------        -----        -----------      ---          ---
$50,000 or less             208         $7,033,461       1.00%      10.299%        637            $33,815      93.37%      58.63%
$50,001 to $100,000         935         72,158,137       10.31        9.543        652             77,174       94.27       54.58
$100,001 to $150,000        438         53,753,243        7.68        8.790        646            122,724       90.68       56.77
$150,001 to $200,000        180         31,341,798        4.48        7.559        635            174,121       84.82       65.64
$200,001 to $250,000         96         21,395,011        3.06        6.742        641            222,865       81.51       71.13
$250,001 to $300,000         75         20,411,496        2.92        6.658        636            272,153       81.67       78.64
$300,001 to $350,000         58         18,829,742        2.69        6.299        661            324,651       83.04       65.30
$350,001 to $400,000        349        130,875,532       18.70        6.468        648            375,002       81.72       55.66
$400,001 to $450,000        213         90,405,871       12.92        6.460        647            424,441       81.39       50.87
$450,001 to $500,000        199         94,998,680       13.57        6.555        653            477,380       80.22       46.24
$500,001 to $550,000         99         51,844,100        7.41        6.300        656            523,678       82.00       53.49
$550,001 to $600,000         75         43,006,283        6.14        6.407        649            573,417       81.06       58.79
$600,001 to $650,000         41         25,762,684        3.68        6.400        665            628,358       78.57       41.60
$650,001 to $700,000         16         10,827,961        1.55        6.169        687            676,748       82.41       74.72
$700,001 to $750,000         24         17,534,537        2.51        6.360        658            730,606       77.28       62.19
$750,001 to $800,000          7          5,453,488        0.78        6.270        635            779,070       76.37       71.50
$800,001 to $850,000          2          1,635,492        0.23        6.746        639            817,746       77.97        0.00
$850,001 to $900,000          2          1,720,470        0.25        6.119        644            860,235       70.00       49.42
$900,001 to $950,000          1            908,784        0.13        5.250        701            908,784       80.00      100.00
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $3,411 to approximately $908,784 and the average outstanding principal balance of the Mortgage Loans was approximately $231,907.


PRODUCT TYPES

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
                        MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
PRODUCT TYPES            LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
-------------            -----         -----------       ----       ------        -----        -----------      ---          ---
10 Year Fixed Loans           1           $371,126       0.05%       7.000%        662           $371,126      91.65%     100.00%
15 Year Fixed Loans          64          6,710,216        0.96        8.223        651            104,847       80.83       56.27
20 Year Fixed Loans           6            698,906        0.10        7.476        633            116,484       82.37       87.80
30 Year Fixed Loans         322         94,813,470       13.55        6.618        658            294,452       78.50       67.03
6 Month LIBOR Loans           2            783,434        0.11        7.463        670            391,717       95.00        0.00
2/28 LIBOR Loans          1,350        432,792,964       61.84        6.593        644            320,587       81.79       54.46
3/27 LIBOR Loans             68         21,655,155        3.09        6.714        640            318,458       82.62       41.88
5/25 LIBOR Loans            136         52,232,926        7.46        6.041        662            384,066       79.29       67.87
Balloon Loans             1,069         89,838,572       12.84       10.217        668             84,040       99.14       45.42
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


ADJUSTMENT TYPE

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
                        MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE          LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
---------------          -----         -----------       ----       ------        -----        -----------      ---          ---
ARM                       1,556       $507,464,479      72.51%       6.542%        645           $326,134      81.59%      55.22%
Fixed Rate                1,462        192,432,290       27.49        8.358        662            131,623       88.26       56.71
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER        AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                               OF          PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                            MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
GEOGRAPHIC DISTRIBUTION      LOANS        OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV           DOC
-----------------------      -----        -----------       ----       ------     -----     -----------      ---           ---
Arizona                         64        $10,463,721       1.50%      7.639%      636        $163,496      87.08%        63.84%
Arkansas                         4            219,829        0.03       8.640      611          54,957       89.45        100.00
California                   1,832        501,443,062       71.65       6.861      655         273,713       83.11         56.02
Colorado                        23          2,801,087        0.40       7.398      634         121,786       84.57         86.38
Connecticut                     28          6,636,663        0.95       7.567      651         237,024       85.22         44.48
Delaware                         4          1,008,113        0.14       6.511      638         252,028       76.93         11.35
District of Columbia            12          2,748,856        0.39       8.250      628         229,071       83.14         73.05
Florida                        136         20,404,760        2.92       7.674      627         150,035       85.43         64.58
Georgia                         25          2,130,317        0.30       8.565      649          85,213       89.13         46.20
Idaho                            9          1,052,249        0.15       7.093      648         116,917       80.99         25.08
Illinois                        49          9,357,437        1.34       7.172      644         190,968       85.77         49.10
Indiana                         12          1,288,580        0.18       7.570      632         107,382       75.31         34.40
Iowa                             2            184,210        0.03       7.960      589          92,105       90.13        100.00
Kansas                           3            316,389        0.05       7.579      623         105,463       86.09        100.00
Kentucky                         5            404,193        0.06       7.728      592          80,839       81.26        100.00
Louisiana                       40          2,981,040        0.43       8.233      580          74,526       85.20         87.01
Maine                            3            148,241        0.02       7.281      612          49,414       74.77         42.32
Maryland                       100         18,940,739        2.71       7.364      639         189,407       83.91         68.20
Massachusetts                   12          2,699,017        0.39       6.916      692         224,918       84.42         19.74
Michigan                        28          3,833,965        0.55       7.866      628         136,927       83.41         61.24
Minnesota                        1            176,193        0.03       7.000      669         176,193       94.99        100.00
Mississippi                      9            677,999        0.10       9.398      552          75,333       85.98         55.58
Missouri                         8            684,674        0.10       9.099      563          85,584       82.88         89.82
Montana                          5          1,097,944        0.16       6.125      672         219,589       67.67         45.09
Nevada                          51         10,527,311        1.50       7.335      657         206,418       85.06         46.40
New Hampshire                    4          1,130,109        0.16       6.382      687         282,527       81.96         11.46
New Jersey                      22          6,366,425        0.91       6.971      628         289,383       80.33         41.74
New Mexico                       2            128,245        0.02       9.321      560          64,122       91.74        100.00
New York                       151         35,664,507        5.10       7.453      645         236,189       83.35         43.91
North Carolina                  15          1,690,494        0.24       7.870      612         112,700       84.22         86.97
North Dakota                     1            103,480        0.01       6.990      540         103,480       80.00        100.00
Ohio                            24          2,919,679        0.42       7.286      641         121,653       85.88         67.77
Oklahoma                         9            487,337        0.07       8.942      625          54,149       84.71         72.13
Oregon                           9          1,550,226        0.22       7.273      613         172,247       82.97         58.15
Pennsylvania                    35          4,661,318        0.67       7.279      641         133,181       83.11         70.78
Rhode Island                     4          1,330,508        0.19       6.428      622         332,627       85.89         12.06
South Carolina                   6          1,022,938        0.15       7.326      654         170,490       89.25         51.34
Tennessee                       23          2,432,588        0.35       7.685      597         105,765       86.26         88.37
Texas                          102         13,778,886        1.97       7.741      638         135,087       81.84         49.53
Utah                             5            576,658        0.08       6.952      623         115,332       83.55         82.52
Vermont                          1            116,841        0.02       8.120      636         116,841       95.00        100.00
Virginia                        83         14,852,481        2.12       7.766      639         178,946       85.15         51.36
Washington                      39          6,872,957        0.98       6.849      653         176,230       84.80         45.92
West Virginia                    2            114,560        0.02      11.029      614          57,280      100.00        100.00
Wisconsin                       14          1,741,768        0.25       7.730      616         124,412       88.89         46.69
Wyoming                          2            128,176        0.02       9.574      650          64,088       91.95         19.48
TOTAL:                       3,018       $699,896,769     100.00%      7.042%      650        $231,907      83.42%        55.63%

No more than approximately 0.84% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY



ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
RANGE OF ORIGINAL       MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS     LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
--------------------     -----         -----------       ----       ------        -----        -----------      ---          ---
50.00% or less               33         $6,817,221       0.97%       6.215%        633           $206,582      39.84%      41.36%
50.01% to 55.00%              8          1,975,451        0.28        6.440        715            246,931       52.32       87.05
55.01% to 60.00%             16          4,964,041        0.71        6.270        620            310,253       58.27       55.41
60.01% to 65.00%             34         10,512,635        1.50        6.313        631            309,195       63.26       60.87
65.01% to 70.00%             87         29,340,749        4.19        6.486        635            337,250       68.88       49.70
70.01% to 75.00%            149         51,318,597        7.33        6.575        627            344,420       73.82       44.58
75.01% to 80.00%            893        296,334,102       42.34        6.311        661            331,841       79.78       53.41
80.01% to 85.00%            191         60,420,346        8.63        6.886        630            316,337       84.20       61.19
85.01% to 90.00%            346         96,787,886       13.83        6.950        636            279,734       89.72       68.22
90.01% to 95.00%            267         56,596,554        8.09        7.607        647            211,972       94.70       63.50
95.01% to 100.00%           994         84,829,188       12.12       10.121        667             85,341       99.94       48.28
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.95% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 13.26% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.14%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.86%.


LOAN PURPOSE

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
                        MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
LOAN PURPOSE             LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
------------             -----         -----------       ----       ------        -----        -----------      ---          ---
Purchase                  1,736       $358,596,986      51.24%       7.240%        667           $206,565      85.17%      49.85%
Refinance - Cashout         906        241,565,526       34.51        6.868        632            266,629       81.52       60.68
Refinance - Rate Term       376         99,734,257       14.25        6.751        635            265,251       81.74       64.14
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


PROPERTY TYPE

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
                        MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
PROPERTY TYPE            LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
-------------            -----         -----------       ----       ------        -----        -----------      ---          ---
Single Family             2,221       $515,904,402      73.71%       7.008%        648           $232,285      83.40%      55.71%
Townhouse                     1             23,465        0.00       12.875        603             23,465      100.00      100.00
Condominium                 246         53,633,803        7.66        7.042        655            218,024       83.86       58.91
Two- to Four-Family         107         22,808,416        3.26        7.756        666            213,163       83.72       48.79
Manufactured Housing         15          1,805,145        0.26        7.226        648            120,343       81.58       93.43
Planned Unit Development    428        105,721,538       15.11        7.049        652            247,013       83.29       54.34
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

DOCUMENTATION

                            NUMBER      AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                              OF        PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
                           MORTGAGE      BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
DOCUMENTATION               LOANS      OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
-------------               -----      -----------       ----       ------        -----        -----------      ---          ---
Full Documentation           1,584    $352,607,840      50.38%       6.838%        645           $222,606      83.65%     100.00%
Streamlined Documentation      647     116,819,575       16.69        7.929        678            180,556       85.91        0.00
Limited Documentation          297      85,978,820       12.28        6.776        650            289,491       83.62        0.00
Stated Documentation           258      81,281,682       11.61        6.914        638            315,045       77.53        0.00
Full/Alt Documentation         124      36,712,732        5.25        6.969        640            296,070       85.04      100.00
Lite Documentation             108      26,496,120        3.79        7.190        643            245,334       84.72        0.00
TOTAL:                       3,018    $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

OCCUPANCY

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
                        MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
OCCUPANCY                LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
---------                -----         -----------       ----       ------        -----        -----------      ---          ---
Primary                   2,892       $672,463,165      96.08%       7.041%        649           $232,525      83.42%      55.63%
Investment                   77         15,434,637        2.21        7.136        679            200,450       82.07       56.41
Second Home                  49         11,998,967        1.71        6.964        667            244,877       85.43       54.59
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


MORTGAGE LOANS AGE SUMMARY

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
MORTGAGE LOANS AGE      MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
(MONTHS)                 LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
--------                 -----         -----------       ----       ------        -----        -----------      ---          ---
4                             6         $1,894,662       0.27%       6.711%        662           $315,777      82.16%      13.46%
5                         1,376        343,085,485       49.02        7.084        652            249,335       84.01       53.69
6                         1,394        303,244,478       43.33        6.992        649            217,535       82.69       57.84
7                           213         45,807,172        6.54        7.056        646            215,057       84.05       56.74
8                            23          4,482,597        0.64        6.964        623            194,896       82.55       75.55
9                             4            870,829        0.12        7.933        649            217,707       79.97        8.99
10                            1             93,173        0.01        9.990        518             93,173       73.26        0.00
12                            1            418,373        0.06        6.750        570            418,373       90.00        0.00
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
ORIGINAL PREPAYMENT     MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
PENALTY TERM             LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
------------             -----         -----------       ----       ------        -----        -----------      ---          ---
None                        674       $127,006,008      18.15%       7.816%        647           $188,436      85.82%      47.31%
6 Months                      1            422,827        0.06        6.875        609            422,827       74.56      100.00
12 Months                   108         34,816,411        4.97        6.980        640            322,374       80.60       49.61
24 Months                 1,482        378,093,760       54.02        6.776        648            255,124       83.28       56.36
36 Months                   753        159,557,762       22.80        7.067        659            211,896       82.50       61.69
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


CREDIT SCORES

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
                        MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES   LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
----------------------   -----         -----------       ----       ------        -----        -----------      ---          ---
500                           1           $182,882       0.03%       9.875%        500           $182,882      70.00%       0.00%
501 to 525                   69         13,588,566        1.94        8.063        514            196,936       76.80       81.45
526 to 550                   91         17,894,285        2.56        7.817        539            196,640       79.76       77.23
551 to 575                  144         32,697,955        4.67        7.472        563            227,069       82.10       64.49
576 to 600                  280         60,900,935        8.70        7.267        589            217,503       82.80       72.04
601 to 625                  392         90,036,519       12.86        7.175        614            229,685       83.94       62.89
626 to 650                  574        134,763,985       19.25        7.107        639            234,780       83.44       47.30
651 to 675                  588        140,140,835       20.02        6.993        662            238,335       84.81       49.86
676 to 700                  361         88,144,921       12.59        6.817        687            244,169       83.71       49.74
701 to 725                  235         55,796,296        7.97        6.747        710            237,431       83.44       47.72
726 to 750                  127         30,110,388        4.30        6.551        738            237,090       82.53       54.82
751 to 775                  107         24,484,062        3.50        6.510        760            228,823       82.84       61.43
776 to 800                   47         10,729,138        1.53        6.522        786            228,280       84.18       63.86
801 to 806                    2            426,003        0.06        6.113        805            213,002       90.36       87.64
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 650.


CREDIT GRADE

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
                        MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
CREDIT GRADE             LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
------------             -----         -----------       ----       ------        -----        -----------      ---          ---
AA                        1,668       $397,641,850      56.81%       6.856%        686           $238,394      83.90%      50.04%
A                           753        175,290,747       25.05        7.142        626            232,790       84.05       56.38
A-                          248         51,787,948        7.40        7.297        592            208,822       82.20       72.50
B+                          158         38,640,075        5.52        7.385        569            244,557       82.30       68.63
B                           171         32,985,812        4.71        7.798        543            192,899       78.68       74.10
C                            20          3,550,336        0.51        8.325        541            177,517       73.12       84.86
TOTAL:                    3,018       $699,896,769     100.00%       7.042%        650           $231,907      83.42%      55.63%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
RANGE OF                MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
GROSS MARGINS            LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
-------------            -----         -----------       ----       ------        -----        -----------      ---          ---
3.501% to 4.000%              2           $757,208       0.15%       4.679%        716           $378,604      80.00%     100.00%
4.001% to 4.500%             13          5,664,941        1.12        5.426        687            435,765       71.49       61.04
4.501% to 5.000%            173         65,715,174       12.95        5.762        670            379,856       78.65       55.76
5.001% to 5.500%            305        117,152,515       23.09        6.044        660            384,107       79.67       65.04
5.501% to 6.000%            296        107,803,315       21.24        6.340        655            364,200       81.10       53.01
6.001% to 6.500%            277        100,797,009       19.86        6.766        639            363,888       82.10       42.77
6.501% to 7.000%            144         45,171,839        8.90        7.075        619            313,693       85.60       58.83
7.001% to 7.500%             56         16,215,477        3.20        7.438        623            289,562       85.39       49.51
7.501% to 8.000%            218         37,257,343        7.34        8.042        597            170,905       86.42       59.23
8.001% to 8.500%             46          7,276,911        1.43        8.545        598            158,194       87.12       55.62
8.501% to 9.000%             22          3,315,745        0.65        8.622        568            150,716       85.68       59.47
9.001% to 9.500%              3            200,644        0.04        9.644        585             66,881       93.33      100.00
9.501% to 10.000%             1            136,358        0.03        8.250        621            136,358       80.00        0.00
TOTAL:                    1,556       $507,464,479     100.00%       6.542%        645           $326,134      81.59%      55.22%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.984% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
RANGE OF MAXIMUM        MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
MORTGAGE RATES           LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
--------------           -----         -----------       ----       ------        -----        -----------      ---          ---
11.500% or less              36        $13,776,262       2.71%       4.994%        710           $382,674      75.42%      77.57%
11.501% to 12.000%          136         55,442,475       10.93        5.374        687            407,665       79.14       65.09
12.001% to 12.500%          297        108,849,499       21.45        5.861        667            366,497       79.95       62.71
12.501% to 13.000%          296        108,254,756       21.33        6.336        647            365,726       81.33       53.22
13.001% to 13.500%          297        108,648,970       21.41        6.815        635            365,821       82.89       45.88
13.501% to 14.000%          136         44,158,383        8.70        7.292        621            324,694       83.32       48.03
14.001% to 14.500%          110         30,079,728        5.93        7.809        607            273,452       84.56       45.61
14.501% to 15.000%          101         19,805,542        3.90        8.314        602            196,094       83.81       49.01
15.001% to 15.500%           84         11,883,890        2.34        8.823        574            141,475       86.61       65.50
15.501% to 16.000%           37          4,001,312        0.79        9.316        556            108,144       86.24       78.63
16.001% to 16.500%           22          2,243,445        0.44        9.826        537            101,975       80.02       81.09
16.501% to 17.000%            4            320,218        0.06       10.171        547             80,054       86.52      100.00
TOTAL:                    1,556       $507,464,479     100.00%       6.542%        645           $326,134      81.59%      55.22%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.038% per annum.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1
                     GROUP B COLLATERAL SUMMARY


NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER         AGGREGATE                                WEIGHTED        AVERAGE      WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE      FULL OR
NEXT RATE               MORTGAGE         BALANCE       MORTGAGE     AVERAGE       CREDIT         BALANCE      ORIGINAL   ALTERNATIVE
ADJUSTMENT DATE          LOANS         OUTSTANDING       POOL       COUPON        SCORE        OUTSTANDING      LTV          DOC
---------------          -----         -----------       ----       ------        -----        -----------      ---          ---
July 2005                     2           $783,434       0.15%       7.463%        670           $391,717      95.00%       0.00%
March 2006                    1             93,173        0.02        9.990        518             93,173       73.26        0.00
May 2006                     14          4,020,945        0.79        6.605        592            287,210       73.42       72.17
June 2006                   102         28,126,778        5.54        6.701        643            275,753       82.28       56.05
July 2006                   620        181,048,445       35.68        6.541        642            292,014       81.55       56.22
August 2006                 611        218,785,309       43.11        6.619        646            358,077       82.07       52.55
September 2006                2            718,314        0.14        6.899        688            359,157       85.90       35.50
January 2007                  1            418,373        0.08        6.750        570            418,373       90.00        0.00
May 2007                      1             88,789        0.02        8.000        580             88,789       80.00      100.00
June 2007                     7          2,201,583        0.43        6.664        632            314,512       81.73       56.77
July 2007                    28          8,023,234        1.58        6.901        640            286,544       82.15       40.74
August 2007                  31         10,923,175        2.15        6.575        646            352,360       82.89       40.85
May 2009                      1            195,868        0.04        6.375        648            195,868       80.00        0.00
June 2009                     8          2,350,364        0.46        6.395        645            293,795       83.51       66.95
July 2009                    62         21,998,043        4.33        6.102        657            354,807       79.31       72.91
August 2009                  65         27,688,651        5.46        5.960        667            425,979       78.91       64.43
TOTAL:                    1,556       $507,464,479     100.00%       6.542%        645           $326,134      81.59%      55.22%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1


                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                     ORIGINAL  REMAINING   ORIGINAL
                                                           ORIGINAL      REMAINING   INTEREST  INTEREST    MONTHS TO
                            NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY     PREPAYMENT
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM       PENALTY
  BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   EXPIRATION
  -----------   -------   -------   --------  --------     --------      --------    --------  --------   ----------
    107,248.79    6.875     6.355      240       234          360           354          0         0           0
  2,918,618.27    7.121     6.601      180       174          180           174          0         0           0
    679,460.08    7.296     6.776      180       174          180           174          0         0          12
  1,608,626.16    6.573     6.053      180       174          180           174          0         0          24
  9,067,694.96    6.871     6.351      180       174          180           174          0         0          36
    521,750.16    6.847     6.327      240       234          240           234          0         0           0
    473,945.54    6.524     6.004      240       235          240           235          0         0          12
     58,354.38    8.251     7.731      240       235          240           235          0         0          24
  1,364,111.06    6.407     5.887      240       234          240           234          0         0          36
     90,902.81    7.250     6.730      300       294          300           294          0         0           0
 37,144,918.93    7.153     6.633      360       354          360           354          0         0           0
 20,617,726.73    6.640     6.120      360       354          360           354          0         0          12
 14,737,842.43    7.077     6.557      360       354          360           354          0         0          24
133,508,043.30    6.777     6.257      360       354          360           354          0         0          36
 20,754,166.93   10.668    10.148      180       174          360           354          0         0           0
    899,235.68   11.120    10.600      180       174          360           354          0         0          12
 19,264,420.82   10.270     9.750      180       174          360           354          0         0          24
 22,702,978.49   10.555    10.035      180       174          360           354          0         0          36
     33,149.48   10.500     9.980      120       112          120           112          0         0          24
    709,430.93   10.984    10.464      180       174          180           174          0         0           0
    212,420.91   10.287     9.767      180       175          180           175          0         0          24
    465,289.37   11.120    10.600      180       174          180           174          0         0          36
     59,995.79   10.919    10.399      240       233          240           233          0         0          24
    148,642.87   11.503    10.983      360       355          360           355          0         0           0
     80,446.72   11.194    10.674      360       354          360           354          0         0          36


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1


                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                                     ORIGINAL  REMAINING
                                                           ORIGINAL      REMAINING   INTEREST  INTEREST              INITIAL
                            NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY                 RATE
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM       GROSS    CHANGE
  BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)  CAP(%)
  -----------   -------   -------   --------  --------     --------      --------    --------  --------   ---------  ------
  1,024,911.75   6.820     6.300       360       355          360           355          0         0        6.003     1.170
    333,255.24   7.120     6.600       360       354          360           354          0         0        6.413     1.000
162,567,331.50   7.054     6.534       360       354          360           354          0         0        6.114     1.517
 19,093,298.91   6.983     6.463       360       354          360           354          0         0        6.328     1.521
473,741,038.94   6.766     6.246       360       354          360           354          0         0        6.104     1.550
  8,678,783.84   7.152     6.632       360       354          360           354          0         0        6.271     1.613
 12,230,955.54   6.361     5.841       360       354          300           300         60        54        5.608     3.000
  2,548,347.30   6.293     5.773       360       354          300           300         60        54        5.559     3.000
 81,709,245.68   6.010     5.490       360       355          300           300         60        55        5.538     2.973
  2,127,305.53   6.295     5.775       360       354          300           300         60        54        5.839     3.165
 13,977,099.24   6.890     6.370       360       354          360           354          0         0        6.116     2.950
  1,901,785.62   6.405     5.885       360       354          360           354          0         0        5.987     3.000
  1,200,709.85   6.369     5.849       360       355          360           355          0         0        5.594     3.000
 30,015,884.02   6.534     6.014       360       354          360           354          0         0        5.958     2.963
  4,200,481.50   6.696     6.176       360       355          360           355          0         0        5.960     2.828
  1,232,359.54   6.313     5.793       360       354          360           354          0         0        5.798     3.000
  3,404,798.59   6.364     5.844       360       355          360           355          0         0        5.503     2.900
 28,025,426.46   6.407     5.887       360       354          360           354          0         0        6.026     2.987
  1,375,543.03   6.377     5.857       360       355          300           300         60        55        6.034     4.410
    602,000.00   5.717     5.197       360       354          300           300         60        54        5.154     5.000
  2,939,936.96   5.992     5.472       360       355          300           300         60        55        5.575     5.000
 11,750,896.55   6.002     5.482       360       354          300           300         60        54        5.602     4.971

                                                         MONTHS            ORIGINAL
                                              RATE     UNTIL NEXT          MONTHS TO
                                             CHANGE       RATE            PREPAYMENT
    CURRENT     PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT           PENALTY
  BALANCE ($)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE     INDEX  EXPIRATION
  -----------    ------   -------  -------  --------      ----     -----  ----------
  1,024,911.75   1.000     13.320   6.820       6           3       6M L       0
    333,255.24   1.000     13.620   7.120       6           4       6M L      24
162,567,331.50   1.007     13.576   7.053       6          18       6M L       0
 19,093,298.91   1.000     13.484   6.984       6          18       6M L      12
473,741,038.94   1.006     13.265   6.761       6          18       6M L      24
  8,678,783.84   1.000     13.656   7.152       6          18       6M L      36
 12,230,955.54   1.000     12.861   6.361       6          18       6M L       0
  2,548,347.30   1.000     12.793   6.293       6          18       6M L      12
 81,709,245.68   1.000     12.508   6.010       6          19       6M L      24
  2,127,305.53   1.000     12.795   6.295       6          18       6M L      36
 13,977,099.24   1.000     13.393   6.871       6          30       6M L       0
  1,901,785.62   1.000     12.980   6.405       6          30       6M L      12
  1,200,709.85   1.000     12.869   6.369       6          31       6M L      24
 30,015,884.02   1.003     13.026   6.530       6          30       6M L      36
  4,200,481.50   1.000     13.196   6.696       6          55       6M L       0
  1,232,359.54   1.000     12.813   6.313       6          54       6M L      12
  3,404,798.59   1.000     12.864   6.364       6          55       6M L      24
 28,025,426.46   1.000     12.907   6.407       6          54       6M L      36
  1,375,543.03   1.000     12.519   6.377       6          54       6M L       0
    602,000.00   1.000     12.217   5.717       6          54       6M L      12
  2,939,936.96   1.000     12.492   5.992       6          55       6M L      24
 11,750,896.55   1.000     12.502   6.002       6          54       6M L      36

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1


                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                     ORIGINAL   REMAINING   ORIGINAL
                                                           ORIGINAL      REMAINING   INTEREST-  INTEREST-   MONTHS TO
                            NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY       ONLY     PREPAYMENT
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM       TERM       PENALTY
  BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)   EXPIRATION
  -----------   -------   -------   --------  --------     --------      --------    --------   --------   ----------
    371,126.25    7.000     6.480      120       112          120           112          0          0          24
    994,128.44    6.684     6.164      180       175          180           175          0          0           0
    102,830.91    6.500     5.980      180       174          180           174          0          0          12
  1,120,011.74    5.963     5.443      180       174          180           174          0          0          24
  1,865,933.20    7.168     6.648      180       174          180           174          0          0          36
    556,423.07    6.634     6.114      240       234          240           234          0          0          36
  8,261,194.05    6.986     6.466      360       354          360           354          0          0           0
 10,242,701.81    6.597     6.077      360       354          360           354          0          0          12
  5,400,553.25    6.440     5.920      360       355          360           355          0          0          24
 70,735,602.98    6.579     6.059      360       354          360           354          0          0          36
 26,595,794.37   10.649    10.129      180       174          360           354          0          0           0
  2,454,529.32   10.358     9.838      180       174          360           354          0          0          12
 34,409,550.18    9.891     9.371      180       175          360           355          0          0          24
 26,378,698.24   10.194     9.674      180       174          360           354          0          0          36
  1,315,991.17   11.455    10.935      180       175          180           175          0          0           0
    719,319.44    9.147     8.627      180       174          180           174          0          0          24
    592,001.02   10.398     9.878      180       174          180           174          0          0          36
     57,245.54   11.166    10.646      240       233          240           233          0          0          24
     85,237.45   10.500     9.980      240       233          240           233          0          0          36
     83,585.54   11.990    11.470      360       355          360           355          0          0           0
     89,832.11   10.875    10.355      360       355          360           355          0          0          36


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1


                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS


                                                                                     ORIGINAL  REMAINING
                                                           ORIGINAL      REMAINING   INTEREST  INTEREST              INITIAL
                            NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY                 RATE
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM       GROSS    CHANGE
  BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)  CAP(%)
  -----------   -------   -------   --------  --------     --------      --------    --------  --------   ---------  ------
    783,434.18   7.463     6.943       360       354          360           354          0         0        6.806     2.327
 58,935,835.67   7.172     6.652       360       354          360           354          0         0        6.353     1.500
 11,000,146.93   7.079     6.559       360       354          360           354          0         0        6.234     1.634
183,147,334.45   6.863     6.343       360       354          360           354          0         0        6.258     1.527
  3,206,671.07   7.188     6.668       360       354          360           354          0         0        6.585     1.500
    422,826.75   6.875     6.355       360       354          360           354          0         0        5.500     1.500
 20,165,207.55   6.661     6.141       360       355          300           300         60        55        5.953     3.000
  7,708,074.30   6.652     6.132       360       355          300           300         60        55        5.827     3.000
147,284,867.22   5.964     5.444       360       355          300           300         60        55        5.559     2.967
    922,000.00   6.342     5.822       360       355          300           300         60        55        5.973     3.000
  7,537,350.45   6.831     6.311       360       354          360           354          0         0        6.085     2.888
  1,859,255.93   6.209     5.689       360       355          360           355          0         0        5.864     3.000
    811,794.14   7.055     6.535       360       353          360           353          0         0        6.562     2.823
 11,446,754.16   6.694     6.174       360       354          360           354          0         0        6.079     2.985
  1,066,173.97   6.470     5.950       360       355          360           355          0         0        5.952     3.000
    907,272.33   5.789     5.269       360       354          360           354          0         0        4.900     3.000
    577,946.48   6.094     5.574       360       354          360           354          0         0        5.399     3.000
 20,456,583.59   6.103     5.583       360       354          360           354          0         0        5.722     2.985
  2,050,747.16   6.666     6.146       360       354          300           300         60        54        6.524     5.000
    541,599.95   6.274     5.754       360       354          300           300         60        54        6.026     5.000
  3,410,577.19   5.898     5.378       360       355          300           300         60        55        5.143     4.719
 23,222,025.38   5.937     5.417       360       355          300           300         60        55        5.715     4.842

                                                         MONTHS            ORIGINAL
                                              RATE     UNTIL NEXT          MONTHS TO
                                             CHANGE       RATE            PREPAYMENT
    CURRENT     PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT           PENALTY
  BALANCE ($)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE     INDEX  EXPIRATION
  -----------    ------   -------  -------  --------      ----     -----  ----------
    783,434.18   1.000    13.631    7.058       6           6       6M L      24
 58,935,835.67   1.004    13.663    7.168       6          18       6M L       0
 11,000,146.93   1.023    13.557    7.079       6          18       6M L      12
183,147,334.45   1.003    13.364    6.862       6          18       6M L      24
  3,206,671.07   1.065    13.752    7.188       6          18       6M L      36
    422,826.75   1.500    13.375    6.875       6          18       6M L       6
 20,165,207.55   1.000    13.161    6.661       6          18       6M L       0
  7,708,074.30   1.000    13.152    6.652       6          19       6M L      12
147,284,867.22   1.003    12.457    5.964       6          19       6M L      24
    922,000.00   1.000    12.842    6.342       6          19       6M L      36
  7,537,350.45   1.013    13.331    6.865       6          30       6M L       0
  1,859,255.93   1.000    12.709    6.209       6          31       6M L      12
    811,794.14   1.000    13.500    7.055       6          29       6M L      24
 11,446,754.16   1.000    13.194    6.694       6          30       6M L      36
  1,066,173.97   1.000    12.970    6.470       6          55       6M L       0
    907,272.33   1.000    12.289    5.789       6          54       6M L      12
    577,946.48   1.000    12.594    6.094       6          54       6M L      24
 20,456,583.59   1.000    12.603    6.103       6          54       6M L      36
  2,050,747.16   1.000    13.166    6.666       6          54       6M L       0
    541,599.95   1.000    12.774    6.274       6          54       6M L      12
  3,410,577.19   1.000    12.398    5.898       6          55       6M L      24
 23,222,025.38   1.018    12.418    5.937       6          55       6M L      36

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1


                            ONE MONTH LIBOR CAP TABLE

                                                    1ML STRIKE    1ML STRIKE
            BEGINNING    ENDING       NOTIONAL        LOWER      UPPER COLLAR
 PERIOD      ACCRUAL     ACCRUAL     BALANCE ($)    COLLAR (%)        (%)
 ------      -------     -------     -----------    ----------        ---
    1        01/25/05   02/25/05    1,825,937,000     6.420         9.630
    2        02/25/05   03/25/05    1,797,933,441     6.665         9.630
    3        03/25/05   04/25/05    1,765,992,552     5.986         9.630
    4        04/25/05   05/25/05    1,730,223,003     6.202         9.630
    5        05/25/05   06/25/05    1,690,739,058     5.993         9.630
    6        06/25/05   07/25/05    1,648,542,080     6.210         9.630
    7        07/25/05   08/25/05    1,603,850,075     6.003         9.630
    8        08/25/05   09/25/05    1,559,602,458     6.009         9.630
    9        09/25/05   10/25/05    1,516,583,853     6.228         9.630
   10        10/25/05   11/25/05    1,474,759,476     6.022         9.630
   11        11/25/05   12/25/05    1,434,095,647     6.241         9.630
   12        12/25/05   01/25/06    1,394,559,466     6.034         9.630
   13        01/25/06   02/25/06    1,356,119,023     6.041         9.630
   14        02/25/06   03/25/06    1,318,743,408     6.735         9.630
   15        03/25/06   04/25/06    1,282,402,489     6.054         9.630
   16        04/25/06   05/25/06    1,247,067,052     6.275         9.630
   17        05/25/06   06/25/06    1,212,694,641     6.068         9.630
   18        06/25/06   07/25/06    1,160,930,701     6.295         9.630
   19        07/25/06   08/25/06    1,106,514,951     6.860         9.630
   20        08/25/06   09/25/06    1,055,052,375     7.239         9.630
   21        09/25/06   10/25/06    1,006,253,646     7.500         9.630
   22        10/25/06   11/25/06      959,981,084     7.253         9.630
   23        11/25/06   12/25/06      926,726,916     7.513         9.630
   24        12/25/06   01/25/07      897,747,769     7.265         9.630
   25        01/25/07   02/25/07      869,701,528     7.730         9.630
   26        02/25/07   03/25/07      842,607,415     8.732         9.630
   27        03/25/07   04/25/07      816,381,306     7.855         9.630
   28        04/25/07   05/25/07      790,994,205     8.134         9.630
   29        05/25/07   06/25/07      766,418,147     7.865         9.630
   30        06/25/07   07/25/07      742,626,065     8.145         9.630
   31        07/25/07   08/25/07      719,591,944     8.408         9.630
   32        08/25/07   09/25/07      697,335,552     8.530         9.630
   33        09/25/07   10/25/07      675,784,875     8.829         9.630
   34        10/25/07   11/25/07      654,916,022     8.535         9.630
   35        11/25/07   12/25/07      634,706,443     8.835         9.630
   36        12/25/07   01/25/08      615,134,315     8.541         9.630
   37        01/25/08   02/25/08      596,178,593     9.005         9.630
   38        02/25/08   03/25/08      587,174,817     9.612         9.630
   39        03/25/08   04/25/08      569,931,654     8.956         9.630
   40        04/25/08   05/25/08      553,228,080     9.255         9.630
   41        05/25/08   06/25/08      537,046,374     8.932         9.630
   42        06/25/08   07/25/08      521,369,407     9.230         9.630
   43        07/25/08   08/25/08      506,180,649     9.336         9.630
   44        08/25/08   09/25/08      491,482,457     9.377         9.630
   45        09/25/08   10/25/08      477,239,896     9.630         9.630
   46        10/25/08   11/25/08      463,438,030     9.346         9.630
   47        11/25/08   12/25/08      450,062,499     9.630         9.630
   48        12/25/08   01/25/09      437,099,428     9.315         9.630
   49        01/25/09   02/25/09      424,535,418     9.630         9.630
   50        02/25/09   03/25/09      412,369,795     9.630         9.630
   51        03/25/09   04/25/09      400,576,997     9.630         9.630
   52        04/25/09   05/25/09      389,144,912     9.630         9.630
   53        05/25/09   06/25/09      378,061,882     9.606         9.630
   54        06/25/09   07/25/09      367,316,643     9.630         9.630
   55        07/25/09   08/25/09      356,898,312     9.630         9.630
   56        08/25/09   09/25/09      346,797,900     9.630         9.630
   57        09/25/09   10/25/09      336,984,242     9.630         9.630
   58        10/25/09   11/25/09      327,468,011     9.630         9.630
   59        11/25/09   12/25/09      318,239,659     9.630         9.630
   60        12/25/09   01/25/10      309,263,207     9.630         9.630
   61        01/25/10   02/25/10      300,323,993     9.630         9.630
   62        02/25/10   03/25/10      291,654,635     9.630         9.630
   63        03/25/10   04/25/10      283,246,026     9.630         9.630
   64        04/25/10   05/25/10      275,089,338     9.630         9.630
   65        05/25/10   06/25/10      267,176,552     9.628         9.630
   66        06/25/10   07/25/10      259,499,916     9.630         9.630
   67        07/25/10   08/25/10      252,051,935     9.628         9.630
   68        08/25/10   09/25/10      244,825,984     9.628         9.630
   69        09/25/10   10/25/10      237,814,653     9.630         9.630
   70        10/25/10   11/25/10      231,010,892     9.608         9.630
   71        11/25/10   12/25/10      224,408,154     9.630         9.630
   72        12/25/10   01/25/11      218,000,108     9.590         9.630
   73        01/25/11   02/25/11      211,780,630     9.598         9.630
   74        02/25/11   03/25/11      205,744,192     9.630         9.630
   75        03/25/11   04/25/11      199,884,715     9.585         9.630
   76        04/25/11   05/25/11      194,196,594     9.630         9.630
   77        05/25/11   06/25/11      188,674,476     9.569         9.630
   78        06/25/11   07/25/11      183,313,183     9.630         9.630
   79        07/25/11   08/25/11      178,107,706     9.564         9.630

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1


                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                AVAIL. FUNDS     AVAIL. FUNDS
    PERIOD       PAYMENT DATE  CAP (%) (1)(2)   CAP (%) (1)(3)
    ------       ------------  --------------   --------------
       1           2/25/2005       6.790            6.790
       2           3/25/2005       7.035           10.000
       3           4/25/2005       6.356           10.000
       4           5/25/2005       6.572           10.000
       5           6/25/2005       6.363           10.000
       6           7/25/2005       6.580           10.000
       7           8/25/2005       6.373           10.000
       8           9/25/2005       6.379           10.000
       9          10/25/2005       6.598           10.000
      10          11/25/2005       6.392           10.000
      11          12/25/2005       6.611           10.000
      12           1/25/2006       6.404           10.000
      13           2/25/2006       6.410           10.000
      14           3/25/2006       7.104           10.000
      15           4/25/2006       6.423           10.000
      16           5/25/2006       6.644           10.000
      17           6/25/2006       6.437           10.000
      18           7/25/2006       6.664           10.000
      19           8/25/2006       7.212           10.000
      20           9/25/2006       7.527           10.000
      21          10/25/2006       7.786           10.000
      22          11/25/2006       7.542           10.000
      23          12/25/2006       7.801           10.000
      24           1/25/2007       7.555           10.000
      25           2/25/2007       7.841           10.000
      26           3/25/2007       8.688           10.000
      27           4/25/2007       7.852           10.000
      28           5/25/2007       8.120           10.000
      29           6/25/2007       7.864           10.000
      30           7/25/2007       8.134           10.000
      31           8/25/2007       7.945           10.000
      32           9/25/2007       7.955           10.000
      33          10/25/2007       8.227           10.000
      34          11/25/2007       7.969           10.000
      35          12/25/2007       8.242           10.000
      36           1/25/2008       7.983           10.000
      37           2/25/2008       7.991           10.000
      38           3/25/2008       8.415           10.000
      39           4/25/2008       7.869           10.000
      40           5/25/2008       8.129           10.000
      41           6/25/2008       7.864           10.000
      42           7/25/2008       8.123           10.000
      43           8/25/2008       7.858           10.000
      44           9/25/2008       7.856           10.000
      45          10/25/2008       8.115           10.056
      46          11/25/2008       7.850           10.000
      47          12/25/2008       8.109           10.024
      48           1/25/2009       7.845           10.000
      49           2/25/2009       7.842           10.048
      50           3/25/2009       8.679           11.106
      51           4/25/2009       7.836           10.013
      52           5/25/2009       8.095           10.327
      53           6/25/2009       7.831           10.000
      54           7/25/2009       8.089           10.289
      55           8/25/2009       7.890           10.043
      56           9/25/2009       7.926           10.092
      57          10/25/2009       8.186           10.408
      58          11/25/2009       7.919           10.053
      59          12/25/2009       8.179           10.367
      60           1/25/2010       7.913           10.013
      61           2/25/2010       7.916           10.027
      62           3/25/2010       8.769           11.105
      63           4/25/2010       7.924           10.019
      64           5/25/2010       8.192           10.342
      65           6/25/2010       7.932           10.000
      66           7/25/2010       8.201           10.320
      67           8/25/2010       7.941           10.000
      68           9/25/2010       7.946           10.000
      69          10/25/2010       8.216           10.321
      70          11/25/2010       7.957           10.000
      71          12/25/2010       8.228           10.301
      72           1/25/2011       7.968           10.000
      73           2/25/2011       7.974           10.000
      74           3/25/2011       8.836           11.030
      75           4/25/2011       7.987           10.000
      76           5/25/2011       8.261           10.278
      77           6/25/2011       8.002           10.000
      78           7/25/2011       8.276           10.263
      79           8/25/2011       8.017           10.000
      80           9/25/2011        ***              ***

(1) Available Funds Cap for the Offered Certificates and the Class B-5 and Class B-6 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 2.48% and 2.89%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 2.48% and 2.89%, respectively, for the first Distribution Date and both increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1


                         DISCOUNT MARGIN TABLE (TO CALL)

                             0% PPC           80% PPC           100% PPC          150% PPC          200% PPC
                          DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN      DISC MARGIN
                          -----------       -----------        -----------       -----------      -----------
CLASS A-1B
           100.00000%              30.0              30.0               30.0             30.0              30.0


            WAL (YRS)             18.33              2.76               2.12             1.15              0.86

       MOD DURN (YRS)             13.84              2.59               2.02             1.13              0.84
     PRINCIPAL WINDOW     Feb05 - May33     Feb05 - May13      Feb05 - Aug11    Feb05 - Oct07     Feb05 - Oct06
---------------------------------------------------------------------------------------------------------------
CLASS A-2A
           100.00000%              11.0              11.0               11.0             11.0              11.0


            WAL (YRS)             13.13              1.21               1.00             0.70              0.52

       MOD DURN (YRS)             10.92              1.19               0.98             0.69              0.52
     PRINCIPAL WINDOW     Feb05 - Mar25     Feb05 - Jun07      Feb05 - Dec06    Feb05 - Jun06     Feb05 - Jan06
---------------------------------------------------------------------------------------------------------------
CLASS A-2B
           100.00000%              22.0              22.0               22.0             22.0              22.0


            WAL (YRS)             23.95              4.15               3.00             1.69              1.30

       MOD DURN (YRS)             17.57              3.91               2.87             1.65              1.28
     PRINCIPAL WINDOW     Mar25 - Jun32     Jun07 - Mar12      Dec06 - Aug10    Jun06 - Mar07     Jan06 - Aug06
---------------------------------------------------------------------------------------------------------------
CLASS A-2C
           100.00000%              34.0              34.0               34.0             34.0              34.0


            WAL (YRS)             28.13              8.16               6.43             2.45              1.65

       MOD DURN (YRS)             19.36              7.28               5.88             2.37              1.61
     PRINCIPAL WINDOW     Jun32 - May33     Mar12 - May13      Aug10 - Aug11    Mar07 - Oct07     Aug06 - Oct06
---------------------------------------------------------------------------------------------------------------
CLASS M-1
           100.00000%              50.0              50.0               50.0             50.0              50.0


            WAL (YRS)             25.75              5.46               4.71             3.53              1.93

       MOD DURN (YRS)             17.88              4.99               4.38             3.35              1.88
     PRINCIPAL WINDOW     Apr26 - May33     Apr08 - May13      Aug08 - Aug11    Oct07 - Jan09     Oct06 - Mar07
---------------------------------------------------------------------------------------------------------------
CLASS M-2
           100.00000%              58.0              58.0               58.0             58.0              58.0


            WAL (YRS)             25.75              5.45               4.58             3.99              2.30

       MOD DURN (YRS)             17.71              4.96               4.25             3.76              2.21
     PRINCIPAL WINDOW     Apr26 - May33     Apr08 - May13      Jul08 - Aug11    Jan09 - Jan09     Mar07 - Jun07
---------------------------------------------------------------------------------------------------------------
CLASS M-3
           100.00000%              80.0              80.0               80.0             80.0              80.0


            WAL (YRS)             25.75              5.43               4.53             3.99              2.54

       MOD DURN (YRS)             17.26              4.91               4.17             3.74              2.43
     PRINCIPAL WINDOW     Apr26 - May33     Mar08 - May13      May08 - Aug11    Dec08 - Jan09     Jun07 - Aug07


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1



                         DISCOUNT MARGIN TABLE (TO CALL)

                             0% PPC           80% PPC            100% PPC          150% PPC         200% PPC
                          DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN      DISC MARGIN
                          -----------       -----------        -----------       -----------      -----------
CLASS M-4
          100.00000%               90.0              90.0               90.0             90.0              90.0


           WAL (YRS)              25.75              5.43               4.48             3.86              2.58

      MOD DURN (YRS)              17.06              4.89               4.12             3.61              2.46
    PRINCIPAL WINDOW      Apr26 - May33     Mar08 - May13      Apr08 - Aug11    Oct08 - Jan09     Aug07 - Aug07
---------------------------------------------------------------------------------------------------------------
CLASS B-1
          100.00000%              140.0             140.0              140.0            140.0             140.0


           WAL (YRS)              25.75              5.42               4.47             3.71              2.58

      MOD DURN (YRS)              16.11              4.80               4.06             3.44              2.44
    PRINCIPAL WINDOW      Apr26 - May33     Feb08 - May13      Apr08 - Aug11    Aug08 - Jan09     Aug07 - Aug07
---------------------------------------------------------------------------------------------------------------
CLASS B-2
          100.00000%              150.0             150.0              150.0            150.0             150.0


           WAL (YRS)              25.75              5.42               4.45             3.62              2.58

      MOD DURN (YRS)              15.93              4.78               4.02             3.35              2.44
    PRINCIPAL WINDOW      Apr26 - May33     Feb08 - May13      Mar08 - Aug11    Jun08 - Jan09     Aug07 - Aug07
---------------------------------------------------------------------------------------------------------------
CLASS B-3
          100.00000%              240.0             240.0              240.0            240.0             240.0


           WAL (YRS)              25.75              5.42               4.44             3.55              2.58

      MOD DURN (YRS)              14.42              4.64               3.92             3.22              2.40
    PRINCIPAL WINDOW      Apr26 - May33     Feb08 - May13      Mar08 - Aug11    May08 - Jan09     Aug07 - Aug07
---------------------------------------------------------------------------------------------------------------
CLASS B-4
           88.31793%              475.0             652.0              700.0            770.0             895.0


           WAL (YRS)              25.75              5.42               4.44             3.49              2.58

      MOD DURN (YRS)              11.68              4.24               3.63             2.99              2.27
    PRINCIPAL WINDOW      Apr26 - May33     Feb08 - May13      Mar08 - Aug11    May08 - Jan09     Aug07 - Aug07
---------------------------------------------------------------------------------------------------------------
CLASS B-5
           82.02121%              538.0             822.0              900.0           1016.0            1207.0


           WAL (YRS)              25.75              5.41               4.42             3.44              2.58

      MOD DURN (YRS)              11.17              4.13               3.52             2.90              2.22
    PRINCIPAL WINDOW      Apr26 - May33     Feb08 - May13      Feb08 - Aug11    Apr08 - Jan09     Aug07 - Aug07
---------------------------------------------------------------------------------------------------------------
CLASS B-6
           74.31738%              626.0            1076.0             1200.0           1388.0            1626.0


           WAL (YRS)              25.63              5.15               4.19             3.25              2.58

      MOD DURN (YRS)              10.47              3.87               3.30             2.69              2.16
    PRINCIPAL WINDOW      Apr26 - Mar33     Feb08 - Jan13      Feb08 - May11    Mar08 - Nov08     Aug07 - Aug07


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1



                       DISCOUNT MARGIN TABLE (TO MATURITY)

                             0% PPC           80% PPC            100% PPC          150% PPC         200% PPC
                          DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN      DISC MARGIN
                          -----------       -----------        -----------       -----------      -----------
CLASS A-1B
           100.00000%              30.0              32.0               32.0             30.0              30.0


            WAL (YRS)             18.38              3.00               2.32             1.15              0.86

       MOD DURN (YRS)             13.87              2.76               2.17             1.13              0.84
     PRINCIPAL WINDOW     Feb05 - Jul34     Feb05 - Nov22      Feb05 - Aug19    Feb05 - Oct07     Feb05 - Oct06
---------------------------------------------------------------------------------------------------------------
CLASS A-2A
           100.00000%              11.0              11.0               11.0             11.0              11.0


            WAL (YRS)             13.13              1.21               1.00             0.70              0.52

       MOD DURN (YRS)             10.92              1.19               0.98             0.69              0.52
     PRINCIPAL WINDOW     Feb05 - Mar25     Feb05 - Jun07      Feb05 - Dec06    Feb05 - Jun06     Feb05 - Jan06
---------------------------------------------------------------------------------------------------------------
CLASS A-2B
           100.00000%              22.0              22.0               22.0             22.0              22.0


            WAL (YRS)             23.95              4.15               3.00             1.69              1.30

       MOD DURN (YRS)             17.57              3.91               2.87             1.65              1.28
     PRINCIPAL WINDOW     Mar25 - Jun32     Jun07 - Mar12      Dec06 - Aug10    Jun06 - Mar07     Jan06 - Aug06
---------------------------------------------------------------------------------------------------------------
CLASS A-2C
           100.00000%              34.0              41.0               42.0             34.0              34.0


            WAL (YRS)             28.44             10.79               8.72             2.45              1.65

       MOD DURN (YRS)             19.50              9.20               7.65             2.37              1.61
     PRINCIPAL WINDOW     Jun32 - Jun34     Mar12 - Sep23      Aug10 - Mar20    Mar07 - Oct07     Aug06 - Oct06
---------------------------------------------------------------------------------------------------------------
CLASS M-1
           100.00000%              50.0              52.0               52.0             58.0              50.0


            WAL (YRS)             25.87              6.09               5.24             5.42              1.93

       MOD DURN (YRS)             17.93              5.45               4.79             4.92              1.88
     PRINCIPAL WINDOW     Apr26 - Jun34     Apr08 - Feb20      Aug08 - Mar18    Oct07 - Oct15     Oct06 - Mar07
---------------------------------------------------------------------------------------------------------------
CLASS M-2
           100.00000%              58.0              60.0               60.0             64.0              58.0


            WAL (YRS)             25.87              6.06               5.08             5.20              2.30

       MOD DURN (YRS)             17.76              5.41               4.63             4.80              2.21
     PRINCIPAL WINDOW     Apr26 - May34     Apr08 - Jul19      Jul08 - Nov16    Oct09 - Jul12     Mar07 - Jun07
---------------------------------------------------------------------------------------------------------------
CLASS M-3
           100.00000%              80.0              83.0               83.0             84.0              81.0


            WAL (YRS)             25.87              6.01               4.98             4.54              2.61

       MOD DURN (YRS)             17.30              5.32               4.53             4.20              2.50
     PRINCIPAL WINDOW     Apr26 - Apr34     Mar08 - Apr19      May08 - May16    Dec08 - Mar12     Jun07 - Nov07


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1



                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0% PPC            80% PPC            100% PPC          150% PPC         200% PPC
                          DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN      DISC MARGIN
                          -----------       -----------        -----------       -----------      -----------
CLASS M-4
           100.00000%              90.0              93.0               93.0             93.0             107.0


            WAL (YRS)             25.86              5.94               4.89             4.13              4.40

       MOD DURN (YRS)             17.10              5.26               4.44             3.84              4.02
     PRINCIPAL WINDOW     Apr26 - Mar34     Mar08 - Dec17      Apr08 - Apr15    Oct08 - Jun11     Nov07 - Sep12
---------------------------------------------------------------------------------------------------------------
CLASS B-1
           100.00000%             140.0             144.0              144.0            144.0             175.0


            WAL (YRS)             25.86              5.88               4.83             3.95              5.54

       MOD DURN (YRS)             16.14              5.12               4.32             3.64              4.93
     PRINCIPAL WINDOW     Apr26 - Feb34     Feb08 - Mar17      Apr08 - Sep14    Aug08 - Jan11     Dec09 - May11
---------------------------------------------------------------------------------------------------------------
CLASS B-2
           100.00000%             150.0             154.0              154.0            154.0             181.0


            WAL (YRS)             25.85              5.80               4.75             3.82              4.63

       MOD DURN (YRS)             15.96              5.05               4.25             3.51              4.19
     PRINCIPAL WINDOW     Apr26 - Jan34     Feb08 - May16      Mar08 - Jan14    Jun08 - Aug10     May09 - Dec09
---------------------------------------------------------------------------------------------------------------
CLASS B-3
           100.00000%             240.0             245.0              245.0            244.0             283.0


            WAL (YRS)             25.83              5.73               4.68             3.70              4.17

       MOD DURN (YRS)             14.44              4.84               4.09             3.35              3.72
     PRINCIPAL WINDOW     Apr26 - Dec33     Feb08 - Sep15      Mar08 - Jun13    May08 - Mar10     Jan09 - May09
---------------------------------------------------------------------------------------------------------------
CLASS B-4
            88.31793%             475.0             650.0              696.0            765.0             791.0


            WAL (YRS)             25.81              5.65               4.62             3.60              3.90

       MOD DURN (YRS)             11.69              4.35               3.72             3.07              3.30
     PRINCIPAL WINDOW     Apr26 - Oct33     Feb08 - Dec14      Mar08 - Nov12    May08 - Nov09     Nov08 - Jan09
---------------------------------------------------------------------------------------------------------------
CLASS B-5
            82.02121%             538.0             820.0              897.0           1011.0            1036.0


            WAL (YRS)             25.77              5.49               4.48             3.48              3.63

       MOD DURN (YRS)             11.17              4.16               3.55             2.93              3.04
     PRINCIPAL WINDOW     Apr26 - Aug33     Feb08 - Jun14      Feb08 - Jun12    Apr08 - Aug09     Jul08 - Nov08
---------------------------------------------------------------------------------------------------------------
CLASS B-6
            74.31738%             626.0            1076.0             1200.0           1388.0            1401.0


            WAL (YRS)             25.63              5.15               4.19             3.25              3.36

       MOD DURN (YRS)             10.47              3.87               3.30             2.69              2.77
     PRINCIPAL WINDOW     Apr26 - Mar33     Feb08 - Jan13      Feb08 - May11    Mar08 - Nov08     Apr08 - Jul08


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1



                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 2.48%, 6ML = 2.89%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) stepdown triggers fail (i.e., no stepdown), (5) for the period from February 2005 through and including January 2008, the Required Loss Percentage is 3.00% and from February 2008 and thereafter, the Class A-1 Trigger Event is in effect:

                              STATIC LIBOR                 FORWARD LIBOR
                      ----------------------------  ----------------------------
                      35% LOSS  45% LOSS  55% LOSS  35% LOSS  45% LOSS  55% LOSS
                      SEVERITY  SEVERITY  SEVERITY  SEVERITY  SEVERITY  SEVERITY
                      --------  --------  --------  --------  --------  --------
CLASS M-1  CDR Break   31.590%   23.236%   18.368%   28.524%   20.752%   16.291%
           Cum Loss     18.60%    19.75%    20.57%    17.50%    18.32%    18.89%
                      --------  --------  --------  --------  --------  --------

CLASS M-2  CDR Break   27.954%   20.809%   16.569%   24.897%   18.340%   14.506%
           Cum Loss     17.28%    18.35%    19.11%    16.07%    16.82%    17.34%
                      --------  --------  --------  --------  --------  --------

CLASS M-3  CDR Break   22.047%   16.745%   13.497%   19.022%   14.309%   11.460%
           Cum Loss     14.83%    15.76%    16.42%    13.42%    14.05%    14.47%
                      --------  --------  --------  --------  --------  --------

CLASS M-4  CDR Break   19.710%   15.088%   12.219%   16.700%   12.663%   10.191%
           Cum Loss     13.75%    14.60%    15.21%    12.24%    12.80%    13.18%
                      --------  --------  --------  --------  --------  --------

CLASS B-1  CDR Break   17.750%   13.675%   11.119%   14.755%   11.261%    9.099%
           Cum Loss     12.78%    13.57%    14.12%    11.18%    11.68%    12.02%
                      --------  --------  --------  --------  --------  --------

CLASS B-2  CDR Break   16.312%   12.623%   10.292%   13.328%   10.213%    8.275%
           Cum Loss     12.03%    12.76%    13.28%    10.35%    10.80%    11.11%
                      --------  --------  --------  --------  --------  --------

CLASS B-3  CDR Break   15.026%   11.660%    9.526%   12.136%    9.340%    7.589%
           Cum Loss     11.32%    12.00%    12.47%     9.63%    10.05%    10.33%
                      --------  --------  --------  --------  --------  --------

CLASS B-4  CDR Break   14.145%   11.000%    9.000%   11.376%    8.780%    7.144%
           Cum Loss     10.82%    11.46%    11.90%     9.16%     9.55%     9.81%
                      --------  --------  --------  --------  --------  --------

CLASS B-5  CDR Break   12.571%    9.825%    8.064%    9.959%    7.729%    6.315%
           Cum Loss      9.89%    10.46%    10.86%     8.23%     8.58%     8.82%
                      --------  --------  --------  --------  --------  --------

CLASS B-6  CDR Break   11.606%    9.121%    7.513%    9.031%    7.056%    5.792%
           Cum Loss      9.30%     9.85%    10.24%     7.60%     7.94%     8.18%
                      --------  --------  --------  --------  --------  --------

                           (FORWARD LIBOR LINE GRAPH)

                             (PLOT POINTS TO COME)

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1



                                  EXCESS SPREAD

Calculations are run to call at both static (1ML = 2.48%, 6ML = 2.89%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-5 and Class B-6 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-5 and Class B-6 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include:
(1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

                EXCESS SPREAD IN BPS     EXCESS SPREAD IN BPS
 PERIOD            (STATIC LIBOR)          (FORWARD LIBOR)
 ------            --------------          ---------------
Avg yr1                  358                     288
Avg yr2                  403                     266
Avg yr3                  486                     371
Avg yr4                  482                     375
Avg yr5                  489                     364

             EXCESS SPREAD     1 MONTH       6 MONTH     EXCESS SPREAD
                IN BPS         FORWARD       FORWARD         IN BPS
  PERIOD    (STATIC LIBOR)      LIBOR         LIBOR     (FORWARD LIBOR)
  ------    --------------      -----         -----     ---------------
     1            385          2.4800%       2.8900%          385
     2            410          2.6566%       3.0461%          392
     3            341          2.8274%       3.1670%          307
     4            363          2.9932%       3.2679%          312
     5            341          3.1433%       3.3611%          276
     6            362          3.1781%       3.4416%          293
     7            341          3.3002%       3.5225%          261
     8            341          3.4199%       3.6030%          249
     9            362          3.4439%       3.6606%          268
    10            341          3.5385%       3.7172%          238
    11            362          3.6341%       3.7716%          249
    12            341          3.6583%       3.8159%          226
    13            341          3.7408%       3.8531%          218
    14            410          3.7960%       3.8865%          279
    15            341          3.7764%       3.9161%          215
    16            362          3.8430%       3.9466%          229
    17            341          3.9057%       3.9757%          202
    18            362          3.8759%       3.9976%          226
    19            415          3.9267%       4.0254%          274
    20            445          3.9778%       4.0502%          304
    21            470          3.9572%       4.0700%          330
    22            444          4.0018%       4.0933%          300
    23            468          4.0455%       4.1148%          320
    24            443          4.0350%       4.1339%          296
    25            470          4.0751%       4.1564%          335
    26            554          4.1088%       4.1742%          428
    27            469          4.0934%       4.1926%          341
    28            495          4.1259%       4.2155%          364
    29            468          4.1586%       4.2365%          333
    30            493          4.1550%       4.2557%          360
    31            473          4.1855%       4.2808%          379
    32            473          4.2152%       4.3028%          376
    33            499          4.2241%       4.3241%          404
    34            471          4.2535%       4.3466%          370
    35            497          4.2780%       4.3653%          396
    36            470          4.2958%       4.3853%          364
    37            469          4.3230%       4.4063%          370
    38            516          4.3455%       4.4248%          420
    39            467          4.3468%       4.4454%          365
    40            495          4.3709%       4.4670%          393
    41            469          4.3939%       4.4886%          362
    42            496          4.4126%       4.5118%          389
    43            470          4.4360%       4.5371%          363
    44            470          4.4592%       4.5621%          361
    45            496          4.4796%       4.5877%          388
    46            470          4.5004%       4.6097%          356
    47            496          4.5261%       4.6332%          382
    48            470          4.5648%       4.6581%          348
    49            470          4.5854%       4.6778%          352
    50            554          4.6046%       4.6993%          444
    51            470          4.6183%       4.7216%          348
    52            496          4.6385%       4.7444%          374
    53            469          4.6618%       4.7684%          342
    54            495          4.6897%       4.7938%          367
    55            475          4.7086%       4.8188%          349
    56            478          4.7309%       4.8469%          354
    57            504          4.7596%       4.8711%          380
    58            478          4.7786%       4.8947%          347
    59            504          4.8023%       4.9190%          373
    60            477          4.8448%       4.9439%          338
    61            478          4.8648%       4.9634%          343
    62            563          4.8826%       4.9861%          439
    63            479          4.9050%       5.0062%          341
    64            506          4.9216%       5.0258%          369
    65            480          4.9416%       5.0487%          337
    66            507          4.9645%       5.0694%          364
    67            481          4.9817%       5.0937%          339
    68            482          5.0013%       5.1201%          338
    69            509          5.0295%       5.1416%          365
    70            484          5.0479%       5.1635%          334
    71            511          5.0708%       5.1873%          361
    72            486          5.1097%       5.2065%          328
    73            487          5.1277%       5.2226%          331
    74            573          5.1424%       5.2401%          428
    75            489          5.1600%       5.2560%          329
    76            517          5.1747%       5.2717%          358
    77            491          5.1904%       5.2892%          327
    78            519          5.2053%       5.3042%          356
    79            494          5.2217%       5.3260%          328
    80            ***          5.2363%       5.3491%          ***

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.